BRIDGEWAY FUNDS, INC.

Statement of Additional Information

Dated October 31, 2017 as Amended on April 6, 2018

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (the “Prospectus”) of the Bridgeway Funds, Inc. (“Bridgeway Funds” or the “Corporation”), dated October 31, 2017, as may be supplemented from time to time. This SAI relates to each series (each a “Fund” and collectively, the “Funds”) of Bridgeway Funds listed below. The eight Funds, listed below, are discussed in the Prospectus related to those Funds and this SAI.

1.	Aggressive Investors 1 Fund (BRAGX)

2.	Ultra-Small Company Fund (BRUSX)

3.	Ultra-Small Company Market Fund (BRSIX)

4.	Small-Cap Momentum Fund (BRSMX)

5.	Small-Cap Growth Fund (BRSGX)

6.	Small-Cap Value Fund (BRSVX)

7.	Blue Chip 35 Index Fund (BRLIX)

8.	Managed Volatility Fund (BRBPX)

A copy of the Prospectus may be obtained directly from Bridgeway Funds, Inc., c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9860 Providence, RI 02940-8060, by telephone 800-661-3550 or from our website at www.bridgeway.com.

Each Fund’s audited financial statements, included in its most recent annual report to shareholders, are expressly incorporated by reference and made a part of this SAI.

HISTORY OF BRIDGEWAY FUNDS

Bridgeway Funds is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. The Board of Directors of Bridgeway Funds approved formally changing Bridgeway Fund’s name to Bridgeway Funds, Inc. on June 25, 2003. Bridgeway Funds is organized as an open-end, registered investment company. This SAI relates to eight of the series of Bridgeway Funds which were launched on the dates listed below.

FUND	INCEPTION DATE	COMMENTS
Aggressive Investors 1 Fund	August 5, 1994
Ultra-Small Company Fund	August 5, 1994	Open to Existing Investors - Direct Only See section “Closed Fund Status Definitions”
Ultra-Small Company Market Fund	July 31, 1997
Small-Cap Momentum Fund	May 28, 2010
Small-Cap Growth Fund	October 31, 2003
Small-Cap Value Fund	October 31, 2003
Blue Chip 35 Index Fund	July 31, 1997
Managed Volatility Fund	June 30, 2001

Each Fund has its own investment objective and is a diversified fund as defined in the Investment Company Act of 1940 (the “1940 Act”). Bridgeway Capital Management, Inc. (the “Adviser,” or “Bridgeway Capital Management”) is the investment adviser of each Fund.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES, RISKS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus discusses the Funds’ principal investment strategies, investment techniques and risks. Therefore, you should carefully review the Funds’ Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus. If any percentage restriction or requirement described below, except for the illiquid securities restriction, is satisfied at the time of investment, a later increase or decrease in such percentage that results from a relative change in value or from a change in a Fund’s total assets, will not constitute a violation of such restriction or requirement.

Stock Index Futures

The Funds may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume a Fund was 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date. The Fund could take a long position in stock index futures provided that the underlying value of securities represented by the futures did not exceed the amount of Fund cash.

Securities Lending

The Funds may lend their securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral on a current basis must equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. As a general matter, securities on loan will not be recalled to facilitate proxy voting. However, the Funds can exercise their right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Funds continue to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with the Funds’ investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. If the borrowing broker failed to perform, the Funds might experience delays in recovering their assets (even though fully collateralized); the Funds would bear the risk of loss from any interim change in securities prices. However, the Funds will make loans of their securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. Any gain or loss in the market value of a security during the loan period accrues to the Fund that loaned the security.

The Bank of New York, as securities lending agent to the above Funds, lends available securities to eligible borrowers pursuant to the Securities Lending Agreement, as well as administers the Funds’ securities lending program. The dollar amounts of income and fees and compensation paid to The Bank of New York Mellon related to those Funds that participated in securities lending activities for the fiscal year ended June 30, 2017 were as follows:

Fund	Aggressive Investors 1 Fund	Ultra- Small Company Fund	Ultra-Small Company Market Fund	Small-Cap Momentum Fund	Small-Cap Growth Fund	Small-Cap Value Fund	Managed Volatility
Gross income from securities lending activities (including income from cash collateral reinvestment)	$296,510	$765,289	$2,054,378	$6,581	$172,053	$123,367	$768
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	($44,469)	($99,445)	($266,903)	($975)	($25,801)	($18,499)	($114)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—	—	—	—	—	—
Administrative fees not included in revenue split	—	—	—	—	—	—	—
Indemnification fee not included in revenue split	—	—	—	—	—	—	—
Rebates	—	—	—	—	—	—	—
Other fees not included in revenue split	—	—	—	—	—	—	—
Aggregate fees/compensation for securities lending activities	($44,469)	($99,445)	($266,903)	($975)	($25,801)	($18,499)	($114)
Net income from securities lending activities	$252,041	$665,844	$1,787,475	$5,606	$146,252	$104,868	$654

Investment of Securities Lending Collateral

The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics, including: bank obligations; commercial paper; repurchase agreements; and U.S. government securities. These types of investments are described elsewhere in the SAI. Collateral may also be invested in an unaffiliated money market mutual fund or institutional money market trust.

Other Registered Investment Companies

Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies (except as otherwise indicated below under “Exchange-Traded Funds”). The Funds may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of the investment companies. Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act.

Exchange-Traded Funds

The Funds may purchase shares of exchange-traded funds (“ETFs”). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like stocks throughout the day, the Funds may invest in ETFs in order to place short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons. Under certain circumstances, the Funds may invest more than 10% of their net assets in certain ETFs, subject to their investment objectives, policies and strategies as described in the Prospectus.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e. one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade above or below their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees. ETFs do not charge initial sales charges or redemption fees and the Funds pay only customary brokerage fees to buy and sell ETF shares.

Exchange-Traded Notes

A Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs are also subject to counterparty risk and fixed income risk.

Liquidity Risk

Liquidity risk exists when a Fund, by itself or together with other accounts managed by the Adviser, holds a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Short-Term Risk (Aggressive Investors 1 Fund only)

Aggressive Investors 1 Fund may (1) borrow money from banks up to 50% of its net assets, and (2) purchase and sell futures and options on stock indexes, interest rate and currency instruments and individual securities, among others (see “Additional Fund Information” in the Prospectus.) Using borrowed funds for investment purposes is called “leveraging” and increases the risk of loss or gain in the value of the Fund’s assets and the net asset value of its shares. Aggressive Investors 1 Fund’s higher turnover (more frequent trading) will expose it to increased cost and risk.

Aggressive Investors 1 Fund may also purchase warrants, engage in short term trading, invest up to 15% of its total assets in foreign securities (see “Foreign Securities” below), invest up to 20% of its total assets in a single security, invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. These investment techniques may subject an investor to greater than average risks and costs.

Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Consequently, they may be more volatile than U.S. securities. Short sale transactions, while limited to 20% of total assets and fully collateralized by cash or liquid assets in segregated accounts, also represent potentially higher risk for Aggressive Investors 1 Fund shareholders, since the maximum gain is 100% of the initial collateralized amount, but there is no theoretical maximum loss. Aggressive Investors 1 Fund will maintain cash reserves (“100% coverage”) equal to the market value of any short positions for which it does not already own shares. These cash reserves may be invested in interest-bearing short-term investments held by Bridgeway Funds’ custodian, broker, or both.

Although the Adviser believes that the investment techniques it employs to manage risk in Aggressive Investors 1 Fund will further the Fund’s investment objective and reduce losses that might otherwise occur during a time of general decline in stock prices, no assurance can be given that these investment techniques will achieve this result. The techniques used here would reduce losses during a time of general stock market decline if the Fund had previously sold futures, bought puts on stock indexes, or entered into short positions in individual securities offsetting some portion of the market risk.

The Adviser may buy and sell futures, calls, and/or puts in the Aggressive Investors 1 Fund to increase or decrease the Fund’s exposure to stock market risk as indicated by statistical models. (The Fund will not sell uncovered calls.) The Adviser will use these instruments to attempt to maintain a more constant level of risk as measured by certain statistical indicators. In addition to the use of futures and options for hedging as described above, Aggressive Investors 1 Fund may buy or sell any financial or commodity futures, calls, or puts listed on the major exchanges (e.g., CBOE, CME, or ICE) for purposes of diversification of risk to the extent that the aggregate initial margins and premiums required to establish such non-hedging positions do not exceed 5% of the Fund’s net assets. Examples of such financial or commodity instruments include the Bond Buyer Municipal Index, British Pounds, crude oil, gold, and wheat, among others.

The Adviser’s goal in Aggressive Investors 1 Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return at a total risk equal to or less than that of the stock market (as measured by certain statistical measures over periods of three years or more).

The principal reason for writing covered calls and secured puts on a securities fund is to attempt to realize income, through the receipt of premiums. The option writer has, in return for the premium, given up the opportunity for profit from a substantial price increase in the underlying security so long as his obligation as a writer continues, but has retained the risk of loss should the price of the security decline. The option writer has no control over when he may be required to sell or buy his securities, since he may be assigned an exercise notice or assignment at any time prior to the termination of his obligation as writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security. Options written by Aggressive Investors 1 Fund will normally have expiration dates not more than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market prices of the underlying securities at the time the options are written.

An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Reasons for the absence of a liquid secondary market on an exchange could include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions, closing transactions, or both; (3) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes, series of options, or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (“OCC”) may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that exchange which have been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

There can be no assurance that higher than anticipated trading activity, order flow, or other unforeseen events might not, at times, render certain of the facilities of the OCC and the exchanges inadequate. In the past, such events have resulted, and may again result, in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions, with respect to one or more options, or may otherwise interfere with the timely execution of customers’ orders.

Each of the exchanges has established limitations governing the maximum number of calls (whether or not covered) that may be written by a single investor or group of investors acting in concert (regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. Every six months, each exchange reviews the status of underlying securities to determine which limit should apply. These position limits may restrict the number of options that a Fund can write on a particular security.

Borrowing

Each Fund may obtain short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments; redemptions; failed trades; the clearance of purchases and sales of portfolio securities; and securities on loan. The Funds will be required to pay interest to the lending banks on amounts borrowed which may increase expenses and reduce their returns.

In addition, Small-Cap Growth Fund, Small-Cap Value Fund and Blue Chip 35 Index Fund may borrow from banks for the purpose of making short sales “against the box” (short sales of securities owned). A short sale against the box would happen only in the event that redemptions would otherwise cause a distribution of capital gains.

Managed Volatility Fund

The Managed Volatility Fund may invest in bonds thus exposing it to interest rate risk, credit risk, and prepayment risk. Interest rate risk means that bonds may go down in value when interest rates rise. Credit risk means that the issuer of a bond may not be able to pay interest and principal when due. Prepayment risk means that the mortgage securities held by the Fund may be adversely affected by changes in prepayment rates on the underlying mortgages.

The Managed Volatility Fund may also purchase warrants, invest up to 15% of its total assets in foreign securities (see “Foreign Securities” below), invest up to 5% of Fund total assets in a closed-end investment company, lend Fund securities, and engage in short sale transactions either against the box or by shorting securities of other issuers. Short sale positions are limited to 35% of the Fund’s total assets. These investment techniques may subject an investor to greater than average risks and costs. The Managed Volatility Fund may also purchase or sell any financial (but not commodity) futures, puts, or calls within the scope of its investment objective and strategy. These instruments can be used to hedge away the effects of cash, manage market risk, dampen volatility in line with its investment objective, arbitrage the difference between stocks and futures and create synthetic option positions. Options and futures can be volatile investments and may not perform as expected.

The Adviser’s goal in the Managed Volatility Fund is to manage these various risks through diversification and hedging strategies to achieve a reasonable return with short term risk less than or equal to 40% of the stock market (as measured by certain statistical measures over monthly periods.) No assurance can be given that these investment techniques will achieve the objectives of higher return or equal risk.

Redemption Risk

A Fund’s possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. The Adviser seeks to manage this risk in the following ways:

•	by imposing a redemption fee in the Ultra-Small Company Market Fund and Small-Cap Momentum Fund under certain circumstances,

•	by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

•	by short term borrowing,

•	in all Funds except Aggressive Investors 1 Fund, by limiting exposure to any one security, and

•	by maintaining some very liquid stocks.

Asset Segregation and Cover

Each of the Funds may engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others, borrowing, loans of portfolio securities, short sales, selling financial futures contracts and certain types of options transactions. The use of derivatives also may give rise to leverage. To help address the leverage, each Fund will segregate or “earmark” a certain amount of liquid assets or otherwise engage in certain transactions that seek to offset the exposure from these types of transactions.

U.S. Government Securities

The U.S. Government securities in which the Funds may invest include direct obligations of the U.S. Treasury, such as Treasury Bills, Notes, and Bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

Closed-End Funds

Any Fund may also invest up to 5% of its total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Funds will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices. Investments in closed-end funds are also subject to the limitations described above for investing in registered investment companies.

Foreign Securities

Each Fund, except for Ultra-Small Company Market Fund and Blue Chip 35 Index Fund, may invest up to 15% of its total assets in foreign securities. For purposes of each such Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S. The term “foreign securities” would also include American Depository Receipts (“ADRs”) issued by companies that meet the preceding criteria. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

Although each of the Small-Cap Growth Fund and Small-Cap Value Fund may invest up to 15% of its total assets in foreign securities, each of these Funds normally invests only minimally in foreign securities.

The Ultra-Small Company Market Fund may invest in foreign securities as defined by its benchmark index, the Cap-Based Portfolio 10 Index. The definition of foreign securities used by the Cap-Based Portfolio 10 Index differs from the definition described above for the other Bridgeway Funds.

Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (8) foreign withholding taxes; (9) political, economic, and similar risks, including expropriation and nationalization; (10) different accounting, auditing, and financial standards; (11) price volatility; and (12) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

Illiquid Securities

Under current SEC guidelines, each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the SEC dated May 16, 2006, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Fund’s investment adviser, Bridgeway Capital Management. Generally a Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

Derivatives Regulatory Risk

The SEC has proposed a new rule related to the use of derivatives in mutual funds, which, if adopted by the SEC as proposed, may limit a Fund’s ability to engage in transactions that involve potential future payment obligations (including derivatives such as currency forwards, futures, and swaps), may limit the ability of a Fund to invest in accordance with certain of its stated investment strategies, and result in increased costs.

Derivatives Securities Tax Risk

Compared to other types of investments, derivatives may be harder to value and may also be less tax efficient. In addition, changes in government regulation of derivative instruments could affect the character, timing and amount of a Fund’s taxable income or gains, and may limit or prevent a Fund from using certain types of derivative instruments as a part of its investment strategy, which could make the investment strategy more costly to implement or require the Fund to change its investment strategy. To the extent that a Fund uses derivatives for hedging or to gain or limit exposure to a particular market or market segment, there may be imperfect correlation between the value of the derivative instrument and the value of the instrument being hedged or the relevant market or market segment, in which case the Fund may not realize the intended benefits. There is also the risk that during adverse market conditions, an instrument which would usually operate as a hedge provides no hedging benefits at all. A Fund’s use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Total Return Swaps

Each Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser.

Limited Liability Companies

The Funds may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States. These securities are comparable to common or preferred stock.

Interests in Publicly Traded Limited Partnerships

Those Funds that invest in U.S. common stock may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be ‘publicly traded’ will be treated as ‘qualifying income’ under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the limited partnership that would be qualifying income if realized directly by the Fund (e.g., interest income). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Warrants

Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants acquired by a Fund in units or attached to securities are not subject to these restrictions. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Commercial Paper

Commercial paper is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is of comparable quality.

Repurchase Agreements

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible decline in the value of the underlying securities during the period in which a Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Fund’s Adviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

Real Estate Investment Trusts

The Funds will not invest in real estate directly. The Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

Operational and Technology Risk/Cyber Security Risk

Each Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, each Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While each Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.

Each Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. Each Fund and its shareholders could be negatively impacted as a result.

Statistical Approach

The Adviser uses a statistically driven approach to manage the Funds and resists overriding the statistical models with qualitative or subjective data. However, the Adviser may exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) is a target of Sudan divestiture; (ii) is principally engaged in the tobacco industry; or (iii) is substantially engaged in the production or trade of pornographic material. The number of such companies in the Adviser’s universe is currently significantly less than one half of one percent, and is thus seen by the Adviser as “de minimis”.

Temporary Defensive Position

In the event future economic or financial conditions adversely affect equity securities of the type described above, the Funds may take a temporary, defensive investment position and invest all or part of its assets in short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. A Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. In Aggressive Investors 1 Fund, Ultra-Small Company Fund, Small-Cap Momentum Fund and Small-Cap Growth Fund, turnover will likely be higher than 100% but no more than 500%, which is higher than most mutual funds. A 500% turnover is equivalent to the sale and repurchase of all of the securities in the Fund five times during the year. Consequently, a Fund may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts. The table below summarizes the Funds’ portfolio turnover rate for the fiscal years ended June 30, 2017 and June 30, 2016.

Fund	2017	2016
Aggressive Investors 1 Fund	153%	124%
Ultra-Small Company Fund	113%	101%
Ultra-Small Company Market Fund	31%	41%
Small-Cap Momentum Fund	208%	184%
Small-Cap Growth Fund	136%	137%
Small-Cap Value Fund	77%	62%
Blue Chip 35 Index Fund	17%	23%
Managed Volatility Fund	50%	54%

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies that cannot be changed without approval of a majority of its outstanding voting securities. As defined in the 1940 Act, this means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

As indicated in the following list, each Fund may not:

1.	Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

2.	Make short sales of securities or maintain a short position if such sales or positions exceed 20% of a Fund’s total assets under management; except for Managed Volatility Fund which may not make short sales of securities or maintain short positions if such short sales or positions exceed 35% of its total assets under management.

3.	Issue senior securities, except that any Fund may borrow, on a secured or unsecured basis from banks. Aggressive Investors 1 Fund may borrow on a secured or unsecured basis from banks up to 50% of net assets (not including the amount borrowed) for the purchase of securities, and any Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes. In addition, Small-Cap Growth Fund, Small-Cap Value Fund and Blue Chip 35 Index Fund may borrow from banks up to 50% of net assets for the purpose of selling a security short “against the box” on a temporary basis to avoid capital gains distributions.

4.

Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, Ultra-Small Company

Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund and Blue Chip 35 Index Fund may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

5.	Invest in options or futures on individual commodities if the aggregate initial margins and premiums required for establishing such positions exceed 2% of net assets. In addition, only Aggressive Investors 1 Fund may invest in any commodity options or futures.

6.	Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate).

7.	Make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies and pursuant to cash borrowing and lending agreements between and among the Funds whose shareholders have authorized such agreements); however, a Fund may lend its securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission.

8.	Make investments for the purpose of exercising control or management.

9.	Act as an underwriter of securities of other issuers.

10.	Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry. For purposes of this calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.

11.	As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

Each Fund may not:

12.	Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

13.	Invest in securities of any issuer if, to the knowledge of the Fund, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

14.	Invest more than 5% of the value of its net assets in warrants (included in that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York Stock Exchange or the NYSE MKT). However, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund and Blue Chip 35 Index Fund may not purchase any warrants.

15.	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

In addition, the Blue Chip 35 Index Fund may not:

16.	Invest in securities that would cause it to violate the Board approved policy to weight the Fund’s sector composition within one and one-half percentage points of the sector composition of its index.

CLOSED FUND STATUS DEFINITIONS

The Adviser may recommend that certain Funds be closed to new investments to control asset flows and levels. Information on the investments permitted in Funds indicated as “Closed to New Investors” or “Open to Existing Investors – Direct Only” can be found below. With regard to closed Funds, the Fund reserves the right to make future additional exceptions that, in the judgment of the Adviser, do not adversely affect its ability to manage the Funds effectively. For example, the Fund may elect to accept defined contribution plans that provide regular cash flows which are beneficial to the Fund. Material exceptions, if any, are reported annually to the Funds’ Board of Directors. The Fund also reserves the right to reject any purchase or to refuse to make an exception, including those detailed below, that the Adviser feels will adversely affect its ability to manage the Funds effectively. The Adviser has established procedures to review exceptions and to maintain this policy. The Funds’ Chief Compliance Officer must approve any investments in closed funds not described below. Furthermore, the Board will also review the application of “closed status” with respect to the Adviser’s separately managed accounts in the same style as a Fund. A specific style would typically be closed to new separate accounts at the same time as the Fund closes to new accounts managed in that style. However, additional “capacity” of a style could be opened to new separate accounts and not new fund accounts if certain conditions are met.

Eligible Investments into Funds Closed to New Investors (Open to Current Accounts)

•	Shareholders may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and/or capital gain distributions on any shares owned.
•	Shareholders may add to their accounts through the Automatic Investment Plan (“AIP”) and may increase the AIP amount.
•	Participants in an existing employee benefit or retirement plan (including 401(k) and other types of defined contribution plans) may open new accounts in that plan if the Fund is an investment option. Individual Retirement Account (“IRA”) transfers and rollovers from these plans may be used to open new accounts. (Certain third parties who offer Bridgeway Funds may not be able to support this exception.)
•	Shareholders may open new accounts that have the same social security number or registered shareholder as their existing accounts. Proof of current ownership may be required.
•	Custodians named for minors (children under 18) on existing accounts of Funds that are closed to new investors may open new accounts in those Funds.
•	Financial advisors with existing client accounts in a closed Fund, who provide recordkeeping and/or asset allocation services for their clients, may be allowed to purchase shares for new and existing clients in the same closed Fund. However, advisors who advertise or communicate broadly the availability of Bridgeway closed Funds may not be permitted to purchase additional shares.
•	Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser), directors and shareholders of the Adviser, the Adviser, and Bridgeway Foundation may continue to open new accounts.
•	Existing shareholders may be allowed to donate shares of a closed Fund to a charitable organization(s). Additionally, existing shareholders may be allowed to “gift” shares to family members. To facilitate both of these options, recipients will be allowed to open new direct Bridgeway accounts.

Eligible Investments into Funds Closed to New Investors and Current Shareholders

•	Shareholders may continue to add to their existing accounts through the reinvestment of dividends and capital gain distributions on any shares owned.
•	Directors of the Funds, staff (including, under certain conditions, former staff of the Adviser), directors and shareholders of the Adviser, the Adviser, and Bridgeway Foundation may continue to open new accounts and make additional purchases of unsubscribed or redeemed shares.
•	Existing shareholders may be allowed to donate shares of a closed Fund to a charitable organization(s). Additionally, existing shareholders may be allowed to “gift” shares to family members. To facilitate both of these options, recipients will be allowed to open new direct Bridgeway accounts.

Note: The Ultra-Small Company Fund is only available to current investors and additional shares can only be purchased directly from Bridgeway Funds.

COMMODITY EXCHANGE ACT EXCLUSION

Bridgeway Funds has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to each Fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. To remain eligible for this exclusion, each of the Funds must comply with certain limitations, including limits on trading in commodity investments, and restrictions on the manner in which a Fund may market its commodity interests trading activities.

MANAGEMENT OF BRIDGEWAY FUNDS

Directors and Officers

These are the Directors and Officers of the Bridgeway Funds, their business address, and principal occupations during the past five years.

Independent Directors

Name, Address [1] and Age	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
Karen S. Gerstner Age 62	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Ten	None

Miles Douglas Harper, III* Age 55	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Ten	Calvert Family of Funds (37 Portfolios)

Evan Harrel Age 56	Director	Term: 1 Year Length: 2006 to Present.	Self-employed as an independent consultant since 2012; Strategic Advisor, Small Steps Nurturing Center, 2012 to 2015; Executive Director, Small Steps Nurturing Center, 2004 to 2012.	Ten	None

*	Independent Chairman

“Interested” Director

Name, Address [1] and Age	Positions Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
John N. R. Montgomery [2] Age 62	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Ten	None

Officers

Richard P. Cancelmo Jr. Age 59	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.		None

Linda G. Giuffré Age 56	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.		None

Deborah L. Hanna Age 52	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.		None

Sharon Lester Age 62	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.		None

Tammira Philippe Age 43	President	Term: 1 Year Length: May 2016 to Present.	Staff member, Bridgeway Capital Management, Inc., 2010 to March 2016; President, Bridgeway Capital Management, Inc., since March 2016.		None

1	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.
2	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of the Funds.

Fund Leadership Structure

The overall oversight of the business and affairs of Bridgeway Funds is vested with its Board of Directors (the “Board”). However, the day-to-day management of the Funds’ operations is the responsibility of the Adviser. The

Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Board of Directors is composed of three Independent Directors and one Interested Director. Miles Harper, an Independent Director, is Chairman of the Board of Directors. The Board believes that having a super majority of Independent Directors is in the best interests of the Funds. Mr. Harper is the primary liaison between the Board and management and oversees the affairs of the Board. Mr. Harper participates in setting Board meeting agenda items and presides over the regular formal meetings of the Board of Directors. Separate meetings of the Independent Directors are held in advance of each regularly scheduled Board meeting where various matters, including those considered at such regular Board meeting are discussed. The Board has determined that this leadership structure provides both operational efficiencies and independent oversight to the Funds given its specific characteristics and circumstances.

The Board has an Audit Committee, which is comprised only of Independent Directors. The Audit Committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board and Chairman of the Audit Committee, Karen S. Gerstner and Evan Harrel (all Independent Directors). The purposes of the Audit Committee are to: (i) oversee the Funds’ accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Funds; (ii) oversee the Funds’ financial statements and the independent audit thereof; (iii) oversee, or assist, as appropriate, in the oversight of the Funds’ compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits; (iv) evaluate the independence of the Funds’ independent auditors and approve their selection; and (v) to report to the full Board of Directors on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Funds’ shareholders. In addition, the Committee provides ongoing oversight of Bridgeway Funds’ independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2017.

The Board also has a Nominating and Corporate Governance Committee and such committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board, Karen S. Gerstner, who is the Chairperson of the Nominating and Corporate Governance Committee, and Evan Harrel (all Independent Directors.) The Committee’s responsibilities include, but are not limited to: (1) evaluating, from time to time, the appropriate size of the Board, and recommending any increase or decrease in the size of the Board; (2) recommending any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Funds and the Board; (3) establishing processes for developing candidates for Independent Board members and for conducting searches with respect thereto; (4) coordinating the Board’s annual self-assessment; and (5) recommending and selecting to the Independent Board members (a) a slate of Independent Board members to be elected at shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Nominating and Corporate Governance Committee met once in fiscal year 2017.

The Nominating and Corporate Governance Committee shall also consider recommendations for Independent Director nominees submitted to it by shareholders (a “Qualifying Shareholder”) that (i) own of record, or beneficially through a financial intermediary, $10,000 or more of a Fund’s shares; (ii) has been a shareholder of $10,000 or more of a Fund’s shares for 12 months or more prior to submitting the recommendation to the Nominating and Corporate Governance Committee; and (iii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (1) the name and address of the Qualifying Shareholder making the recommendation; (2) the number of shares of the Fund that are owned of record and beneficially by such Qualifying Shareholder, and the length of time that such shares have been so owned by the Qualifying Shareholder; (3) a description of all relationships, arrangements and understandings between such Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made; (4) the name, age, date of birth, business address and residence address of the person(s) being recommended; (5) such other information regarding each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board; (6) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act; and (7) the written consent to serve as a Director of the Fund of each person recommended if so nominated and elected/appointed.

Board Oversight of Corporation Risk

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Fund and Bridgeway Funds as a whole. As a result, the day-to-day management of the Funds’ operations, including risk management, is the responsibility of the Adviser, subject to oversight by the Board. For instance, the Adviser reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Funds. In addition, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Directors, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO also communicates particularly significant compliance-related issues to the Board in between Board meetings. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. The CCO also regularly discusses the relevant risk issues affecting the Bridgeway Funds during private meetings with the Independent Directors, including concerning the Adviser, as applicable.

Experience of Directors

Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of Bridgeway Funds as of the date of this SAI and in light of the Funds’ business and structure. The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Bridgeway Funds’ Board of Directors. Further information about each Director is set forth in the table above describing the business activities of each Director during the past five years.

Mr. Harper has been a Director of Bridgeway Funds since 1994 and served as Chairman of the Board since 2004. He has also served as Chair of the Audit Committee of the Board since the Committee’s inception. In addition, Mr. Harper is a partner and CPA in the firm of Carr, Riggs & Ingram, LLC and has been, and currently serves as, an independent director of several funds in the Calvert Family of Mutual Funds. Those positions have provided Mr. Harper with a strong background in the areas of accounting, finance, control systems and the operations of a mutual fund complex.

Ms. Gerstner has been a Director of Bridgeway Funds since 1994. She has also served as Chair of the Nominating and Corporate Governance Committee of the Board since the Committee’s inception. Ms. Gerstner is a principal and founder of Karen S. Gerstner & Associates, P.C., a law firm specializing in estate planning and probate. Her service on the Board since 1994 and years as a practicing attorney have provided Ms. Gerstner with knowledge of the operations and business of the Funds and have called upon her to exercise leadership and analytical skills.

Mr. Harrel has been a Director of Bridgeway Funds since 2006. From 2004 to 2012, Mr. Harrel served as the Executive Director of Small Steps Nurturing Center, a non-profit organization. Prior to that, Mr. Harrel was a Senior Portfolio Manager at AIM Management, an investment adviser to many mutual funds. His experience as a Board member has provided him with knowledge of the operations and business of the Funds. Moreover, his experience as a Portfolio Manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Mr. Montgomery has been a Director since Bridgeway Funds inception in 1993. He is the Chairman of the Adviser, which he founded in 1993. Mr. Montgomery is Chief Investment Officer and Portfolio Manager for all of the Funds. His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds. Moreover, his experience as a Portfolio Manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Ownership of Fund Shares by Directors

Ownership of Shares of Bridgeway Funds as of December 31, 2016

Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2016	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2016
Karen Gerstner		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Blue Chip 35 Index	Over $100,000
Managed Volatility	Over $100,000
Miles Douglas Harper, III *		Over $100,000
Ultra-Small Company	Over $100,000
Managed Volatility	$1 - $10,000
Omni Small-Cap Value [1]	$50-001 - $100,000
Evan Harrel		Over $100,000
Aggressive Investors 1	Over $100,000
Managed Volatility	Over $100,000
John N. R. Montgomery		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	Over $100,000
Small-Cap Momentum	$10,001 - $50,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Managed Volatility	Over $100,000
Omni Small-Cap Value [1]	$10,001 - $50,000
Omni Tax-Managed Small-Cap Value [1]	$10,001 - $50,000
*	Independent Chairman
[1]	These Funds are described in a different prospectus and statement of additional information, both dated October 31, 2017.

Compensation

Effective November 11, 2016, Bridgeway Funds pays an annual retainer of $15,000 and fees of $8,500 per Board meeting, Committee meeting or combination meeting, to each Independent Director, and the Independent Chairman receives an additional $5,000 annual retainer fee. Prior to that date, Bridgeway Funds paid fees of $7,500 per Board meeting, Committee meeting or combination meeting, to each Independent Director. The Chairperson of the Nominating and Corporate Governance Committee receives an additional $1,000 annual retainer fee. The retainer is paid quarterly (one quarter of retainer is paid each quarter). Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences as well as expenses for subscriptions or printed materials. Compensation for the fiscal year ended June 30, 2017, was as follows:

Name of Director	Aggregate Compensation from Bridgeway Funds [1]	Pension or Retirement Benefits Accrued as Part of Bridgeway Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Kirbyjon Caldwell [2]	$56,500	$0	$0	$56,500
Karen Gerstner	$57,500	$0	$0	$57,500
Miles Douglas Harper, III	$61,500	$0	$0	$61,500
Evan Harrel	$56,500	$0	$0	$56,500
John N. R. Montgomery	$0	$0	$0	$0

[1]	The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.
[2]	Resigned from the Board of Directors, effective April 5, 2018.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, the Adviser has adopted a Code of Ethics that applies to the personal trading activities of its staff members. Bridgeway Funds also adopted the same Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics establishes standards for personal securities transactions by staff members covered under the Code of Ethics. The Code of Ethics seeks to ensure that securities transactions by staff members are consistent with the Adviser’s fiduciary duty to its clients and to ensure compliance with legal requirements and the Adviser’s standards of business conduct. Under the Code of Ethics, staff members have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. To help prevent conflicts of interest, all staff members must comply with the Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance (in certain circumstances) and monthly reporting of all personal securities transactions, except for certain exempt transactions and exempt securities. In addition, the Adviser has adopted policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any staff member.

Copies of the Code of Ethics are on file with and publicly available from the SEC.

In addition to the stringent Code of Ethics described above, putting investors’ long-term interests first is the cornerstone of the Adviser’s unique culture and core business values of integrity, performance, cost efficiency, and service. The Adviser seeks to build a collaborative organization committed to investment stewardship and positive impact in the community. In keeping with that, the Adviser is committed to donating at least 50% of its profits to non-profit organizations. Our organization stresses process, results, and values that matter, rather than titles and status. Staff members are paid commensurate with performance and market salary scales.

PROXY VOTING POLICIES

The Funds’ Board of Directors has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Funds to the Adviser after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser. Please refer to Appendix A of this SAI for the Adviser’s Proxy Voting Policy.

Bridgeway Funds’ proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the SEC website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Bridgeway Funds’ Board of Directors has adopted, on behalf of the Funds, a policy relating to the disclosure of portfolio holdings information. The policy relating to the disclosure of the Funds’ portfolio securities is designed to protect shareholder interests and allow disclosure of portfolio holdings information where necessary to a Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of Bridgeway Funds that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.

Bridgeway Funds discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, Bridgeway Funds will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Bridgeway Funds currently makes its portfolio holdings publicly available on its website, http://www.bridgeway.com, or on the SEC’s website, http://www.sec.gov, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Disclosure*
Complete Portfolio Holdings (including portfolio weights)	Quarterly	43 calendar days following the completion of each calendar quarter

Top 10 Portfolio Holdings (including portfolio weights)	Quarterly	7 calendar days after the end of each calendar quarter**

*	Unless this day falls on a weekend or market holiday, in which case it will be the following business day.
**	The full list of Blue Chip 35 holdings are disclosed, without portfolio weights beyond the top 10, after the 7th calendar day after the end of each calendar quarter.

The Blue Chip 35 Index Fund holdings are fully disclosed, without percentages, because the Fund is expected to be a roughly equally weighted index fund.

If the Funds’ portfolio holdings information is made available on the Funds’ website, the scope of such information may change from time to time without notice. The Funds’ Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

Bridgeway Funds may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available for legitimate business purposes, provided that such disclosure is approved by the Chief Compliance Officer, to its third party service providers, which include The Bank of New York Mellon, the custodian, administrator and accounting agent; BNY Mellon Investment Servicing (US) Inc., the transfer agent; BBD, LLP, the Funds’ independent registered public accounting firm; Stradley Ronon Stevens & Young, LLP, legal counsel; and the Funds’ financial printer. The Funds currently have ongoing arrangements to disclose portfolio holdings information to Standard & Poor’s Inc., Thomson Reuters Lipper,

Bloomberg L.P., The McGraw-Hill Companies, Inc., Merrill Corporation, Russell Investment Group, Morningstar, Inc., Institutional Shareholder Services, eVestment Alliance, LLC, FactSet Research Systems, Inc., Charles River Systems, Inc., Kurtosys Systems Limited and STP Investment Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).”

Bridgeway Funds may provide information regarding the Funds’ portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to Bridgeway Funds may only receive portfolio holdings information that has otherwise been publicly disclosed. Bridgeway Funds is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of a Fund’s entire portfolio will not be disclosed to members of the media under any circumstance (although individual holdings may be disclosed to the general public through the media).

Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting. Bridgeway Funds Disclosure Controls Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third-party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of the Fund in certain circumstances as described in its Prospectus under “How to Sell Shares from Your Account.” All of the Fund’s shares are equal as to earnings, assets, and voting privileges. There is no conversion, pre-emptive or other subscription rights. Under Bridgeway Funds’ Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of Bridgeway Funds’ outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of Bridgeway Funds on liquidation. Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of Bridgeway Funds’ assets after all debts and expenses have been paid. Shares of the various series of Bridgeway Funds do not have cumulative voting rights for the election of Directors.

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.

To the extent any person directly or indirectly owns, controls and holds power to vote 25% or more of the outstanding shares of a Fund, they are deemed to have “control” over matters which are subject to a vote of that Fund’s shares.

Shareholders of record owning more than 5% of the outstanding shares of each Bridgeway Fund as of September 30, 2017, are listed in the table below.

Name	Address	Aggressive Investors 1 Fund	Ultra- Small Company Fund	Ultra- Small Company Market Fund	Small-Cap Momentum Fund	Small- Cap Growth Fund	Small- Cap Value Fund	Blue Chip 35 Index Fund	Managed Volatility Fund
National Financial Services Corp (FBO) Our Customers	499 Washington Blvd 4th Floor Attn: Mutual Funds Dept Jersey City, NJ 07310-2010	12.91%	11.24%	21.08%	—	9.34%	15.23%	7.12%	16.75%
Charles Schwab & Co. Inc	Attn: Mutual Fund Ops 101 Montgomery St San Francisco, CA 94104-4175	29.87%	7.59%	36.83%	7.59%	26.21%	20.41%	18.22%	31.93%
Ameritrade Inc. For the Exclusive Benefit of Our Customers	PO Box 2226 Omaha, NE 68103-2226	7.60%	—	9.62%	50.44%	8.52%	7.41%	51.54%	7.51%
Vanguard Brokerage Services	Brokerage Dealer 0062 A./C 11111111 PO Box 1170 Valley Forge, PA 19482-1170	—	—	8.66%	15.67%	—	—	—	—
Bridgeway Capital Management, Inc.	20 Greenway Plaza, Ste 450 Houston, TX 77046-2009	—	—	—	11.20%	—	—	—	—
Pershing LLC	1 Pershing Plaza Jersey City, NJ 07399-0001	—	—	—	—	8.20%	—	—	—
Merrill Lynch Pierce Fenner & Smith Inc. For the sole benefit of its customers	4800 Deer Lake Dr East Jacksonville, FL 32246	—	—	—	—	—	—	5.39%	—

As of September 30, 2017, the Funds’ Directors and Officers (including, for this purpose, shares owned by the Adviser, which is majority owned and controlled by John Montgomery, a Director and Officer of the Funds) as a group beneficially owned more than 1% of the outstanding shares in the following funds: the Aggressive Investors 1 Fund: 2.68%; the Ultra-Small Company Fund: 3.59%; the Managed Volatility Fund: 7.79%; and the Small-Cap Momentum Fund: 11.68%. As of September 30, 2017, the Funds’ Directors and Officers (including, for this purpose, shares owned by the Adviser, which is majority owned and controlled by John Montgomery, a Director and Officer of the Funds) as a group beneficially owned less than 1% of the outstanding shares of each of the Ultra-Small Company Market Fund, Small-Cap Growth Fund, Small-Cap Value Fund and the Blue Chip 35 Index Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management is a Texas corporation organized in July 1993 to act as investment adviser to all of the Bridgeway Funds and is controlled by John N. R. Montgomery. John is also a Director and Vice President of Bridgeway Funds and a Portfolio Manager on all of the Bridgeway Funds. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Appendix B contains the following information regarding the Portfolio Managers identified in the Funds’ Prospectus: (1) the dollar range of each person’s investments in each series of the Corporation; (2) a description of the person’s compensation structure; and (3) information regarding other accounts managed by such persons and potential conflicts of interest that might arise from the management of multiple accounts.

Subject to the supervision of the Board of Directors, investment advisory, management, and certain administration services are provided by Bridgeway Capital Management to Bridgeway Funds pursuant to Management Agreements most recently approved by the Board on May 11, 2017.

All Management Agreements are terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser also may terminate the agreement on 90 days’ written notice to Bridgeway Funds. All Agreements terminate automatically upon assignment (as defined in the 1940 Act).

By Agreement, the Adviser will waive management fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the following fiscal year ratios (as a percentage of a Fund’s average daily net assets):

FUND[1]
Aggressive Investors 1 Fund	1.75%
Ultra-Small Company Fund	1.85%
Ultra-Small Company Market Fund	0.75%
Small-Cap Momentum Fund	0.90%[2]
Small-Cap Growth Fund	0.94%
Small-Cap Value Fund	0.94%
Blue Chip 35 Index Fund	0.15%
Managed Volatility Fund	0.94%

[1]	Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the expense limitation.
[2]	Bridgeway Funds, on behalf of the Small-Cap Momentum Fund, agrees to repay the Adviser any waived fees or expenses assumed for the Small-Cap Momentum Fund in later periods; provided, however, that the repayment shall be payable only to the extent that it (1) can be made during the three years following the time at which the Adviser waived fees or assumed expenses for the Fund under the Agreement, and (2) can be repaid without causing the total annual operating expenses of the Fund to exceed any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses, or the current expense limitation, if different.

Under the Management Agreements, the Adviser provides a continuous investment program for Bridgeway Funds by placing orders to buy, sell, or hold particular securities. The Adviser also supervises all matters relating to the operation of Bridgeway Funds, such as corporate officers, operations, office space, equipment, and services. For services provided under the Management Agreements, the Adviser receives an advisory fee.

Aggressive Investors 1 Fund, Small-Cap Growth Fund and Small-Cap Value Fund each have a fee comprised of a base investment advisory fee that may be adjusted upward or downward depending on the performance of the fund relative to a market index over the past 5 years. The base investment advisory fee and performance adjustment, if applicable, for each fund is described below.

Aggressive Investors 1 Fund

The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment. The Base Advisory Fee is computed quarterly at the following annual rate:

(1)	0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)	0.875% of the next $250,000,000 of such assets;

(3)	0.85% of the next $500,000,000 of such assets; and

(4)	0.80% of such assets over $1,000,000,000.

The base advisory fee may be adjusted if the Fund outperforms or underperforms its stated benchmark over a five-year rolling performance period ending on the last day of the quarter (March 31, June 30, September 30 and December 31) that the New York Stock Exchange was open for trading (the “Performance Period”). For example, on June 30, 2009 the relevant five-year period would be from July 1, 2004 through June 30, 2009.

The Performance Adjustment Rate for Aggressive Investors 1 Fund varies with the Fund’s performance as compared to the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.70% to 0.70%. The Performance Adjustment Rate will be calculated at an annualized rate of 4.67% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 4.67% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.70% divided by 15.00% = 4.67%).

For example; assume that the Fund had a cumulative total return of 27.63% for the five-year period through June 30, 2009. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.21%. Then the Performance Adjustment Rate would be 4.67% times the difference in returns, or 4.67% times (27.63% - 21.21%) = 0.30%.

The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s average net assets over the most recent quarter, while the performance adjustment is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period.

Continuing with the example above and assuming net assets of up to $250 million, the adjusted Advisory Fee applied to the period of time from April 1, 2009, through June 30, 2009, would be a Base Advisory Fee equal to an annualized rate of 0.90% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.30% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the five-year Performance Period.

Ultra-Small Company Fund

The Advisory Fee is payable monthly at the following annual rate:

(1)	0.90% of the value of the Fund’s average daily net assets up to $250,000,000;

(2)	0.875% of the next $250,000,000 of such assets;

(3)	0.85% of such assets over $500,000,000.

However, during the period that Ultra-Small Company Fund’s net assets range from $27,500,000 to $55,000,000 the Advisory Fee will be paid as if the Fund had $55,000,000 under management (that is, $55 million times .90% equals $495,000). This is limited to a maximum annualized expense ratio of 1.49% of average net assets.

Ultra-Small Company Market Fund

The Advisory Fee is payable monthly at an annual rate of 0.50% of the value of the Fund’s average daily net assets.

Small-Cap Momentum Fund

The Advisory Fee is payable monthly at an annual rate of 0.55% of the value of the Fund’s average daily net assets.

Small-Cap Growth Fund and Small-Cap Value Fund

The Advisory Fee consists of a Base Advisory Fee that is subject to a Performance Adjustment. The Base Advisory Fee is computed quarterly at an annual rate of 0.60% of the value of the Fund’s average daily net assets.

The base advisory fee may be adjusted if the Fund outperforms or underperforms its stated benchmark over a five-year rolling performance period ending on the last day of the quarter (March 31, June 30, September 30 and December 31) that the New York Stock Exchange was open for trading (the “Performance Period”). For example, on June 30, 2009 the relevant five-year period would be from July 1, 2004 through June 30, 2009.

The Performance Adjustment Rate for Small-Cap Growth Fund varies with the Fund’s performance as compared to the performance of the Russell 2000 Growth Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to 0.05%. The Performance Adjustment Rate for Small-Cap Value Fund varies with the Fund’s performance as compared to the performance of the Russell 2000 Value Index (the “Index”) as published after the close of the market on the last day of the Performance Period and will range from an annual rate of -0.05% to 0.05%. The Performance Adjustment Rate will be calculated at an annualized rate of 0.33% of the cumulative difference between the performance of the Fund and that of the Index over the Performance Period, except that there will be no performance adjustment if the cumulative difference between the Fund’s performance and that of the Index is less than or equal to 2.00% (over the Performance Period). The factor of 0.33% assumes that the Adviser will achieve the maximum or minimum of the Performance Adjustment Rate with a cumulative total return difference between the Fund and the Index of plus or minus approximately 15% over the Performance Period (0.05% divided by 15.00% = 0.33%).

For example; assume that the Fund had a cumulative total return of 27.00% for the five-year period through June 30, 2009. During the same period, assume the Index with dividends reinvested had a cumulative total return of 21.00%. Then the Performance Adjustment Rate would be 0.33% times the difference in returns, or 0.33% times (27.00% - 21.00%) = 0.02%.

The base rate and the performance rate are applied separately. The base rate is applied to the Fund’s average net assets over the most recent quarter, while the performance adjustment is applied to the Fund’s average net assets over the preceding five-year rolling performance period. The corresponding dollar values are then added to arrive at the total advisory fee for the current period.

Continuing with the example above, the adjusted Advisory Fee applied to the period of time from April 1, 2009, through June 30, 2009, would be a Base Advisory Fee equal to an annualized rate of 0.60% (the Base Advisory Fee Rate) times the value of the Fund’s average daily net assets in the calendar quarter plus a Performance Adjustment equal to an annualized rate of 0.02% (the Performance Adjustment Rate) times the value of the Fund’s average daily net assets in the five-year Performance Period.

Blue Chip 35 Index Fund

The Advisory Fee is payable monthly at an annual rate of 0.08% of the value of the Fund’s average daily net assets.

Managed Volatility Fund

The Advisory Fee is payable monthly at an annual rate of 0.60% of the value of the Fund’s average daily net assets.

Dollar Amounts Paid to the Adviser

For the last three fiscal years ending June 30, 2017, the Adviser earned and waived the following investment advisory fees from each of the Funds.

Portfolio by Fiscal Year	Advisory Fee Per Agreement	Expense Reimbursement	Waived Advisory Fees
Aggressive Investors 1 Fund
6/30/17	$3,074,469	$0	$0
6/30/16	$779,436	$0	$0
6/30/15	$2,782,936	$0	$0
Ultra-Small Company Fund
6/30/17	$925,434	$0	$0
6/30/16	$974,580	$0	$0
6/30/15	$1,258,150	$0	$0
Ultra-Small Company Market Fund
6/30/17	$1,740,946	$0	$(27,985)
6/30/16	$1,743,936	$0	$(11,691)
6/30/15	$2,001,780	$0	$0
Small-Cap Momentum Fund
6/30/17	$25,787	$(110,748)	$(25,787)
6/30/16	$23,614	$(107,392)	$(23,614)
6/30/15	$28,684	$(99,426)	$(28,684)
Small-Cap Growth Fund
6/30/17	$260,706	$0	$(87,577)
6/30/16	$230,158	$0	$(93,109)
6/30/15	$188,740	$0	$(47,099)
Small-Cap Value Fund
6/30/17	$357,018	$0	$(26,479)
6/30/16	$390,586	$0	$(59,286)
6/30/15	$491,824	$0	$(32,524)
Blue Chip 35 Index Fund
6/30/17	$450,993	$(137,609)	$(450,993)
6/30/16	$456,584	$(115,377)	$(456,584)
6/30/15	$494,937	$(1,900)	$(494,937)
Managed Volatility Fund
6/30/17	$291,351	$0	$(86,273)
6/30/16	$342,685	$0	$(65,740)
6/30/15	$301,848	$0	$(50,322)

SERVICE AGREEMENTS

Administrative Services Agreement

The Adviser has entered into an Administrative Services Agreement with Bridgeway Funds pursuant to which the Adviser provides various administrative services to the Funds including, but not limited to: (i) supervising and managing various aspects of the Funds’ business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers to the Funds; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Funds’ registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain recordkeeping services. For its services to the Funds, the Adviser is paid an aggregate annual fee of $775,000 (the “Fee”). The Fee is payable in equal monthly installments and is charged to each Fund on a pro rata basis based on the average daily net assets of each Fund. The Administrative Services Agreement provides that it will continue in effect until terminated by either Bridgeway Funds or the Adviser on 60 days’ written notice.

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties under the Administrative Services Agreement on the part of the Adviser, the Adviser is not subject to liability to the Bridgeway Funds or to any shareholder for any act or omission in the course of, or connected with, rendering services under the Administrative Services Agreement.

Other Service Providers

Fund Administration and Fund Accounting Services. Bridgeway Funds has entered into a Fund Administration and Accounting Agreement with The Bank of New York Mellon, 760 Moore Road, King of Prussia, Pennsylvania 19406, whereby The Bank of New York Mellon provides various administrative and accounting services to the Funds, including, but not limited to, daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Directors. For fund accounting and administration services, Bridgeway Funds pays to The Bank of New York Mellon administration fees with respect to each Fund, computed daily and paid monthly, at annual rates some of which are based on fixed rates per Fund and some of which are based on the average daily net assets of each Fund.

Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, acts as transfer agent for the Funds and receives fees for providing such services to the Funds.

Custodian. The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, is custodian of all securities and cash of the Fund. Under the terms of the Custody Agreement, The Bank of New York Mellon maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on securities held by the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any depreciation of assets. Bridgeway Funds has made arrangements with BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) to serve as custodian for IRAs.

Independent Registered Public Accounting Firm. Bridgeway Funds’ independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Board of Directors has selected BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, as the independent registered public accounting firm to audit the Fund’s financial statements.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Ave., N.W., Suite 500, Washington DC 20036, acts as legal counsel to the Funds and Adviser.

DISTRIBUTION OF FUND SHARES

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Funds, the Adviser, or any other service provider for the Funds.

Under a Distribution Agreement with the Funds, the Distributor acts as the agent of the Corporation in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Corporation.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. Currently, there are no classes of Fund shares that pay a Rule 12b-1 fee. The Adviser pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Corporation on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Corporation and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each series’ average daily assets for sales and distribution of shares of each of the series comprising Bridgeway Funds, Inc. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Independent Directors.

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. Shareholders of Class N shares therefore pay no 12b-1 fees.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund Shares subject to this 12b-1 fee.

The 12b-1 Plan was approved with respect to the Small-Cap Momentum Fund by Bridgeway Funds’ Board of Directors on February 12, 2010 and by its sole initial shareholder prior to launch of the Small-Cap Momentum Fund.

Currently, none of the Bridgeway Funds has a class of shares where shareholders pay a 12b-1 fee.

12b-1 Fees

If there were any 12b-1 fees paid, they would pay for the following:

For reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Fund shareholders who purchase and redeem their shares through such banks or other institutions.

FUND TRANSACTIONS AND BROKERAGE

The Adviser determines which securities are bought and sold, the total amount of securities to be bought or sold, the broker or dealer (“broker”) through which the securities are to be bought or sold, and the commission rates, if any, at which transactions are effected for the Funds. Subject to the investment objectives established for each Fund, the Adviser selects brokers on the basis of price and execution, consistent with its duty to seek “best execution.” In selecting a broker for a particular transaction, the Adviser considers the fees and expenses to be charged by the broker and the efficiency of the broker. Where multiple competing markets (or exchanges) exist for listed stocks, the Adviser makes sure that the security is executed on the best market (or exchange, or by the best market maker). In seeking best execution, the Adviser considers all factors it deems relevant, including, but not limited to: (1) quality of overall execution services provided by the broker; (2) promptness of execution; (3) promptness and accuracy of oral, hard copy or electronic reports of execution; (4) ease of use of the broker’s order entry system; (5) the market where the security trades; (6) any expertise the broker may have in executing trades for the particular type of security; (7) commission and other fees charged by the broker; (8) reliability of the broker; (9) size of the order; (10) whether the broker can maintain and commit adequate capital when necessary to complete trades; and (11) whether the broker can respond during volatile market periods.

The Adviser does not consider a broker’s sales of shares of the Funds when determining whether to select such broker to execute portfolio transactions for the Funds. The Adviser does not receive any compensation from brokers. The Adviser’s present policy is to (1) conduct essentially all of its own financial research and (2) not to participate in any soft dollar commission arrangements.

In its three most recent fiscal years ended June 30, 2017, each of the Funds paid brokerage commissions as follows:

Fund	6/30/2017	6/30/2016	6/30/2015
Aggressive Investors 1 Fund	$131,636	$116,036	$105,812
Ultra-Small Company Fund	$349,129	$288,399	$295,851
Ultra-Small Company Market Fund	$456,373	$556,526	$328,144
Small-Cap Momentum Fund	$4,122	$3,353	$4,638
Small-Cap Value Fund	$39,202	$28,481	$43,168
Small-Cap Growth Fund	$38,331	$35,066	$23,852
Blue Chip 35 Index Fund	$21,255	$28,942	$21,453
Managed Volatility Fund	$23,381	$25,917	$20,888

SECURITY SELECTION PROCESS

The equity securities in which Bridgeway Funds invests consist of common stock, although it reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of each Fund’s objective as determined by the Adviser.

The rating of any convertible preferred stocks, convertible debt, or other debt securities held by Bridgeway Funds will be in the highest three levels of “investment-grade,” that is, rated A or better by either Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Services, a division of the McGraw-Hill Companies, Inc. (“S&P”), or, if unrated, judged to be of equivalent quality as determined by the Adviser. Bridgeway Funds may also invest in the following debt securities: (1) those which are direct obligations of the U.S. Treasury (e.g., Treasury Bonds or Bills), (2) those supported by the full faith and credit of the United States (e.g., “GNMA” certificates) and (3) those supported by the right of the issuer to borrow from the U.S. Treasury (e.g., “FNMA” securities).

The Managed Volatility Fund may invest a portion of its fixed-income securities in bonds below investment grade. Non-investment grade debt obligations (“lower-quality securities”) include (1) bonds rated as low as C by Moody’s, S&P and comparable ratings of other nationally recognized statistical rating organizations (“NRSROs”); (2) commercial paper rated as low as C by S&P, not Prime by Moody’s, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower quality securities, while generally offering higher yields than investment-grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest.

It is expected that short-term money market securities would normally represent less than 10% of Bridgeway Funds’ total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, Bridgeway Funds may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

DISCLAIMER—CENTER FOR RESEARCH IN SECURITY PRICES

Ultra-Small Company Market Fund and Ultra-Small Company Fund are not sponsored, sold, promoted, or endorsed by University of Chicago’s Center for Research in Security Prices (“CRSP”), the organization that created and maintains the CRSP Cap-Based Portfolio 9 Index and the CRSP Cap-Based Portfolio 10 Index. CRSP makes no representation or warranty, express or implied, about the advisability of investing in securities generally, or in Bridgeway Funds specifically. CRSP has no obligation or liability with respect to Bridgeway Funds or its shareholders.

ALLOCATION OF INVESTMENT DECISIONS AND TRADES TO CLIENTS

In addition to serving as the investment adviser for the various Bridgeway Funds, Bridgeway Capital Management serves as investment adviser for other clients such as institutions, registered investment companies, high net worth individuals, pension and profit sharing plans, corporations, trusts, estates, charitable/non-profit organizations, collective investment trusts and government entities.

The Adviser has adopted Portfolio Management Process and Trade Allocation and Aggregation Policies (“Portfolio Management and Trading Policies”) to reasonably ensure investment opportunities and trades are allocated fairly and equitably among clients (including the Funds) over time. In general, investment opportunities are made available to all clients that are eligible to participate and where such investment opportunities are deemed appropriate for the specific client. The following factors are considered when allocating investment opportunities: (i) each client’s investment objectives; (ii) investment model(s) results; (iii) trading strategy for the account; (iv) current account holdings; (v) each client’s available cash and/or cash needs; (vi) The availability of a block of shares from a broker-dealer; (vii) the client’s borrowing ability; and (viii) the client’s tax situation.

The Adviser may deviate from its standard trade allocation methodologies if, in the opinion of the Adviser, the methodology would result in unfair or inequitable treatment to some or all of its clients over time, or in response to specific overriding instructions from the client (provided the deviation is not harmful to other clients).

NET ASSET VALUE

The net asset value (“NAV”) of Fund shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”, currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. In rare and unforeseen situations that prevent the NYSE from being open during a regular trading day, each Fund may, but is not required to, calculate its NAV. In such a situation, whether or not a Fund calculates its NAV may depend on whether the exchanges on which Fund holdings trade are open. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time.

Other than options, securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions. Debt securities are valued on the basis of valuations furnished by a pricing vendor that utilizes both dealer-supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options with trading volume on a given day are valued at the closing price that day. Long options with no trading volume on a given day are valued at the bid price; short options with no trading volume on a given day are valued at the ask price. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the administrator will obtain a price from a third independent source. If the third source price is the same as the price obtained from the primary or secondary pricing source, the price that has consistency between two of the sources will be used. Otherwise, the Adviser will be notified by the administrator and the Adviser will assign a fair value. The administrator will not re-price the Fund based on a later security closing price that may be reported, for example, in the next day’s newspaper or by notification by the Exchange.

In determining NAV, each Fund’s assets are valued primarily on the basis of market quotations as described above. In cases of trading halts or in other circumstances when quotations are not readily available or are deemed unreliable for a particular security, the fair value of the security will be determined based on procedures established by the Board of Directors. Specifically, if a market value is not available or is deemed unreliable for a security, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

REDEMPTION IN-KIND

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemption requests by any shareholders exceed such amounts, the Fund shall have the option of redeeming the excess in cash or in-kind, whereby a shareholder will receive securities, saving transaction costs relative to buying the securities on the open market. Redemption requests may be paid in-kind if payment of such requests in cash would be detrimental to the interests of the remaining shareholders of a Fund. By redeeming in-kind, the Fund will save the transaction costs associated with selling quickly, improve cash flow and potential interest and may improve tax efficiency. In addition, shareholders may request to redeem securities in-kind for redemption requests above or below $250,000 or 1% of net assets of a Fund during any 90 day period. Such redemption in-kind requests are subject to approval by the Fund’s Treasurer or her designee. If the redemption in-kind is denied, the redemption will be made in cash. Any redemption in-kind will be effected at approximately the shareholder’s proportionate share of the Fund’s current net assets, so the redemption will not result in the dilution of the interests of the remaining shareholders. Any shareholder request for a redemption in-kind, including a denial of a request, will be reported to the Funds’ Board, usually at the same meeting in which quarterly transactions are reviewed. Share redemptions which are requested and made “in-kind” will have the 2% redemption fee waived; typically, these would be for larger redemptions of at least $100,000.

TAXATION

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

(i) Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii) Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

(iii) Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each taxable year in an aggregate amount at least sufficient to satisfy the Distribution Requirement, the Fund reserves the right to use equalization accounting (in lieu of making cash dividends) to both eliminate federal income and excise tax as well as to satisfy the Distribution Requirement. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital gain dividends and “Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. However, for any net capital losses realized in taxable years of the Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss. Capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a taxable year beginning on or before December 22, 2010. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of the Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions - Distributions of capital gains” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified dividend income for individuals” and “Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions - Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers, and 20% for corporate taxpayers, on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. The corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges and Redemptions of Fund Shares

Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Cost basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an IRA.

When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares.

If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund’s website at www.bridgeway.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies, Risks and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions - Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors—Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, IRAs, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return.

In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the redemption of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations, used in Bridgeway Funds’ printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

P (1 + T) n = ERV

where “P” equals hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof).

Total return after taxes on distributions is computed according to the following formula:

P (1 + T) (n) = ATV (D)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distribution); “n” = number of years, and ATV (d) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P (1 + T) (n) = ATV (DR)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distributions and redemption); “n” = number of years and ATV (dr) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

As of June 30, 2017

	1 Year	5 Year	10 Year or Since Inception (if less)
Aggressive Investors 1 Fund
Total Return Before Taxes on Distributions	21.88%	15.52%	3.57%
Total Return After Taxes on Distributions	21.72%	15.39%	3.09%
Total Return After Taxes on Distributions and Sale of Fund Shares	12.51%	12.53%	2.81%
Ultra-Small Company Fund
Total Return Before Taxes on Distributions	16.88%	10.54%	3.76%
Total Return After Taxes on Distributions	16.43%	8.47%	2.49%
Total Return After Taxes on Distributions and Sale of Fund Shares	9.66%	8.28%	2.90%
Ultra-Small Company Market Fund
Total Return Before Taxes on Distributions	26.61%	13.81%	5.64%
Total Return After Taxes on Distributions	24.18%	10.92%	3.91%
Total Return After Taxes on Distributions and Sale of Fund Shares	16.73%	10.71%	4.23%
Small-Cap Momentum Fund
Total Return Before Taxes on Distributions	18.08%	11.73%	11.78%*
Total Return After Taxes on Distributions	16.41%	8.98%	9.28%*
Total Return After Taxes on Distributions and Sale of Fund Shares	10.61%	8.27%	8.51%*
Small-Cap Growth Fund
Total Return Before Taxes on Distributions	22.97%	16.65%	4.67%
Total Return After Taxes on Distributions	22.87%	16.60%	4.64%
Total Return After Taxes on Distributions and Sale of Fund Shares	13.07%	13.49%	3.71%
Small-Cap Value Fund
Total Return Before Taxes on Distributions	20.08%	12.28%	3.85%
Total Return After Taxes on Distributions	19.78%	11.97%	3.65%
Total Return After Taxes on Distributions and Sale of Fund Shares	11.57%	9.79%	3.01%
Blue Chip 35 Index Fund
Total Return Before Taxes on Distributions	14.33%	13.54%	7.21%

	1 Year	5 Year	10 Year or Since Inception (if less)
Total Return After Taxes on Distributions	13.69%	12.98%	6.76%
Total Return After Taxes on Distributions and Sale of Fund Shares	8.59%	10.81%	5.77%
Managed Volatility Fund
Total Return Before Taxes on Distributions	4.59%	4.63%	2.76%
Total Return After Taxes on Distributions	4.48%	4.58%	2.44%
Total Return After Taxes on Distributions and Sale of Fund Shares	2.68%	3.61%	2.09%

*	The Small-Cap Momentum Fund’s inception was May 28, 2010.

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated. The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication. Average annual total return, or “T” in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Other Information

Bridgeway Funds’ performance data quoted in sales and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Broadridge Financial Solutions, Inc., or Morningstar, Inc. (“Morningstar”); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Thomson Reuters Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron’s.

GENERAL INFORMATION

As of the date of this SAI, Bridgeway Funds is authorized to issue 1,915,000,000 shares of common stock, $.001 par value (the “Common Stock”). It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of Bridgeway Funds’ outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as the Board is comprised of less than a majority of the Directors holding office having been elected by shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. The Bridgeway Funds has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of outstanding Bridgeway Funds shares. The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of Bridgeway Funds’ outstanding shares. The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant’s communication to all other shareholders, at the applicant’s expense.

FINANCIAL STATEMENTS

A copy of each Fund’s annual report, including the report of BBD, LLP, the Funds’ independent registered public accounting firm, may be obtained without charge upon written request by writing the Funds, or by calling 800-661-3550.

APPENDIX A – PROXY VOTING POLICY

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

As Amended September 19, 2016

I.	Overview

This proxy voting policy (the “policy”) is designed to provide reasonable assurance that proxies are voted in the clients’ best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. (“BCM”). BCM has engaged Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues.

BCM’s Investment Operations Team Leader is responsible for ensuring compliance with this policy. Questions regarding this policy should be directed to the Investment Operations Team Leader or the Chief Compliance Officer (“CCO”).

II. Proxy Voting Guidelines

BCM has instructed ISS to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. If those requirements are met, ISS will vote in accordance with the SRI Guidelines. Likewise, BCM has instructed ISS to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients. In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and has instructed ISS to vote in accordance with the Standard Guidelines. BCM’s Investment Operations Team Leader maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of BCM’s clients.

BCM has instructed ISS to vote as described above unless the following conditions apply:

1.	BCM’s Investment Management Team (“IMT”) has decided to override the ISS vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the ISS recommendation. Such decision will be documented by BCM and communicated to ISS; or

2.	ISS does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through IMT, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to ISS.

III.	Record Retention Requirements

ISS shall maintain the following proxy voting records:

A.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;
B.	Records of proxy votes cast on behalf of each client for a period of five years.

BCM shall maintain the following required proxy voting records:

A.	Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client if we vote against the ISS recommendation or policy,
B.	Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,
C.	Historical records of votes cast on behalf of each client, and
D.	Current and historical proxy voting policies and procedures.

BCM will keep records in accordance with its Books and Records Policy.

IV.	Conflicts of Interest

A.	Overview

Unless BCM votes a proxy proposal as described under Section II. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on ISS to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.

However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the IMT member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy. The CCO in consultation with IMT will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.

Additionally, ISS monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to ISS’ conflicts of interest policies, procedures and practices. BCM will review updates from time to time to determine whether ISS conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

V.	Monitoring of ISS

BCM will periodically perform due diligence to assess ISS’ ability to adequately analyze proxy issues and manage its conflicts of interest. In order to make this assessment, BCM shall consider, among other things:

A.	ISS’s oversight structure and personnel performing services on behalf of BCM;
B.	Policies, procedures and related controls , including those that ensure vote recommendations are in accordance with ISS’s voting guidelines and are based on current and accurate information;

C.	Policies and procedures related to the identification, management and disclosure of conflicts of interest impacting services provided; and
D.	Changes in ISS’ business and specific conflicts of interest in order to reasonably determine whether ISS’ conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

VI.	Loaned Securities

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if IMT is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

VII.	Disclosure

A.	BCM will disclose in its Form ADV Part 2A that clients may contact BCM in order to obtain information on how BCM voted such client’s proxies, and to request a copy of this policy. If a client requests this information, Investment Operations, will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (1) the name of the issuer, (2) the proposal voted upon and (3) how BCM voted the client’s proxy.

B.	A concise summary of this Proxy Voting Policy will be included in the BCM’s Form ADV Part 2A, and will be updated whenever this policy is updated.

APPENDIX B – PORTFOLIO MANAGERS

The following provides information regarding the Portfolio Managers identified in the Funds’ Prospectus: (1) the dollar range of their investments in each Bridgeway Fund; (2) a description of their compensation structure; and (3) information regarding other accounts managed by them and potential conflicts of interest that might arise from the management of multiple accounts.

INVESTMENTS IN THE FUNDS

(As of June 30, 2017)

The table below provides the dollar range of investments in each series of the Bridgeway Funds directly or indirectly owned by John Montgomery, Chief Investment Officer and Portfolio Manager for all of the Bridgeway Funds.

Fund	Investments Held Individually or Jointly with Spouse (1)	Bridgeway Capital Management’s Ownership of Fund Shares (2)	Total
Aggressive Investors 1 Fund	Over $1,000,000	$100,001 - $500,000	Over $1,000,000
Ultra-Small Company Fund	Over $1,000,000	$100,001 - $500,000	Over $1,000,000
Ultra-Small Company Market Fund	$500,001 - $1,000,000	$100,001 - $500,000	$500,001 - $1,000,000
Small-Cap Momentum Fund	$10,001 - $50,000	$500,001 - $1,000,000	$500,001 - $1,000,000
Small-Cap Growth Fund	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
Small-Cap Value Fund	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Blue Chip 35 Index Fund	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
Managed Volatility Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Omni Small-Cap Value Fund[3]	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000
Omni Tax-Managed Small-Cap Value Fund[3]	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000

1	This column reflects investments in a Fund’s shares owned directly by Mr. Montgomery or beneficially owned by Mr. Montgomery (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). Mr. Montgomery is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2	Mr. Montgomery controls the Adviser due to the level of his stock ownership in the Adviser and also has or shares investment control over the Adviser’s investments. As a result, under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, he is deemed to beneficially own the investments made by the Adviser in shares of the Funds. This column reflects the Adviser’s total investments in shares of the Funds managed by Mr. Montgomery. Note, however, that Mr. Montgomery only owns approximately 68% of the outstanding shares of the Adviser.

3	The Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund are described in a different prospectus and statement of additional information.

The table below provides the dollar range of investments in each Bridgeway Fund owned by Elena Khoziaeva and Michael Whipple, each of whom is a Portfolio Manager that has joint and primary responsibility for the day-to-day management of all of the Bridgeway Funds. The table also provides the dollar range of investments in the Managed Volatility Fund owned by Richard P. Cancelmo, Jr., a Portfolio Manager for the Managed Volatility Fund. Further, the table provides the dollar range of investments in Omni Tax-Managed Small-Cap Value Fund, Omni Small-Cap Value Fund, Small-Cap Momentum Fund, Blue Chip 35 Index Fund and Ultra-Small Company Market Fund owned by Christine L. Wang, another Portfolio Manager for those Funds. Other Bridgeway Funds listed in the table below are described in a different prospectus and statement of additional information.

Fund and Name of Portfolio Manager	Dollar Range of Investments in Each Fund (1) (2)
AGGRESSIVE INVESTORS 1 FUND
Elena Khoziaeva	$100,001 - $500,000
Michael Whipple	$50,001 - $100,000
ULTRA-SMALL COMPANY FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$50,001 - $100,000
ULTRA-SMALL COMPANY MARKET FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$1 - $10,000
Christine L. Wang	$10,001 - $50,000
SMALL-CAP MOMENTUM FUND
Elena Khoziaeva	None
Michael Whipple	None
Christine L. Wang	$10,001 - $50,000
SMALL-CAP GROWTH FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$1 - $10,000
SMALL-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$1 - $10,000
BLUE CHIP 35 INDEX FUND
Elena Khoziaeva	$10,001 - $50,000
Michael Whipple	$50,001 - $100,000
Christine L. Wang	$1 - $10,000
MANAGED VOLATILITY FUND
Richard P. Cancelmo, Jr.	$100,001 - $500,000
Elena Khoziaeva	$10,001 - $50,000
Michael Whipple	$10,001 - $50,000
OMNI TAX-MANAGED SMALL-CAP VALUE FUND
Elena Khoziaeva	$10,001 - $50,000
Michael Whipple	None
Christine L. Wang	$1 - $10,000
OMNI SMALL-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$10,001 - $50,000
Christine L. Wang	$10,001 - $50,000

1	This column reflects investments in a Fund’s shares owned directly by the Portfolio Manager, or beneficially owned by the Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2	Mr. Cancelmo, Ms. Khoziaeva, Mr. Whipple and Ms. Wang participate in ownership of the Adviser due to their participation in the Adviser’s Employee Stock Ownership Program (“ESOP”). As a result, each of them indirectly owns a portion of the investments made by the Adviser in shares of the Bridgeway Funds. As of December 31, 2016, the Adviser owned shares of the ten Bridgeway Funds. These indirect amounts are not reflected in the table above.

DESCRIPTION OF COMPENSATION STRUCTURE

The objective of the Adviser’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The Portfolio Managers, including John Montgomery, Elena Khoziaeva, Michael Whipple, Richard P. Cancelmo, Jr. and Christine L. Wang, participate in a compensation program that includes a base salary that is fixed annually, bonus and long-term compensation. Each Portfolio Manager’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work, and leadership. Profit sharing bonuses are driven by company performance versus publicly traded peers and/or company profit goals, and an assessment of individual execution of responsibilities. The Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed accounts have performance based fees relative to stock market benchmarks, c) operating costs of the Adviser and d) because the Adviser is an “S” Corporation, the amount of distributions to be made by the Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Adviser’s income that is taxed to its shareholders under subchapter S of the Internal Revenue Code.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Adviser’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, certain Bridgeway Funds have performance-based management fees that are a function of trailing five-year before-tax performance of each Fund relative to its specific market benchmark. Should each such Fund’s performance exceed the benchmark, the Adviser may make more total management fees and increase its profitability. On the other hand, should each such Fund’s performance lag the benchmark, the Adviser may experience a decrease in profitability.

Finally, all Portfolio Managers participate in long-term compensation programs including a 401(k) Plan and ownership programs in the Adviser. Portfolio Managers (as well as all of the Adviser’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of the Adviser or both. The value of this ownership is a function of the profitability and growth of the Adviser. The Adviser is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Adviser. However, by policy of the Adviser, John Montgomery may only receive distributions from the Adviser in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Historically, the Adviser has voluntarily disclosed the annual compensation of John Montgomery, Chief Investment Officer and Portfolio Manager for all of the Bridgeway Funds. Annual compensation for each of the three calendar years ended December 31, 2016 includes a salary and bonus, plus a 401(k) contribution. John Montgomery’s cash compensation component was $636,844, $707,038 and $846,694 for 2014, 2015 and 2016, respectively. The 401(k) contribution for John Montgomery was $0 in 2014, and $13,250 in 2015 and 2016. These figures are based on the Adviser’s audited financial records and individual W-2 forms.

As an “S” Corporation, Bridgeway Capital Management, Inc.’s federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management, Inc. distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

OTHER MANAGED ACCOUNTS

(As of June 30, 2017)

The Adviser’s Portfolio Managers use statistical investment models which are used in connection with the management of certain Bridgeway Funds as well as other mutual funds for which the Adviser acts as sub-adviser and other separate accounts managed for organizations and individuals. The following chart reflects information regarding other accounts (excluding the Bridgeway Fund(s)) for which each Portfolio Manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

Richard Cancelmo, Jr. does not manage any other accounts. Christine L. Wang manages 1 registered investment company account with $34,680,513 in assets, which does not have a performance fee. She also manages 2 other accounts with $5,112,704 in assets, which do not have performance fees. The information in the chart below relates to John Montgomery, Elena Khoziaeva and Michael Whipple.

	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	7	$4,883,518,842	—	—
Other Pooled Investment Vehicles	1	$116,573,187	—	—
Other Accounts	25	$665,675,873	10	$50,041,658

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a Portfolio Manager who manages multiple funds and/or other accounts:

•	The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Adviser believes this problem may be significantly mitigated by Bridgeway’s use of statistical models.

•	If a Portfolio Manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Adviser has developed guidelines to address the priority order in allocating investment opportunities.

•	At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•	With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The Adviser may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. The Adviser seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•	With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•	The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Adviser and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

BWY-SAI-17

BRIDGEWAY FUNDS, INC.

Omni Small-Cap Value Fund (BOSVX)

Omni Tax-Managed Small-Cap Value Fund (BOTSX)

Statement of Additional Information

Dated October 31, 2017 as Amended on April 6, 2018

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (the “Prospectus”) of the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund (each a “Fund” and collectively, the “Funds”), each a series of Bridgeway Funds, Inc. (“Bridgeway Funds” or the “Corporation”), dated October 31, 2017, as may be supplemented from time to time. A copy of the Prospectus may be obtained directly from Bridgeway Funds, Inc., c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9860 Providence, RI 02940-8060, by telephone 800-661-3550 or from our website at www.bridgeway.com. Each Fund’s audited financial statements, included in its most recent annual report to shareholders, is expressly incorporated by reference and made part of this SAI.

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HISTORY OF BRIDGEWAY FUNDS

The Corporation is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. The Board of Directors of the Corporation approved formally changing the Corporation’s name to Bridgeway Funds, Inc. on June 25, 2003. The Corporation is organized as an open-end, registered investment company. This SAI relates only to two of the series of the Corporation – the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund. Each Fund has its own investment objective and is a diversified fund as defined in the Investment Company Act of 1940 (the “1940 Act”). Bridgeway Capital Management, Inc. (the “Adviser”, or “Bridgeway Capital Management”) is the investment adviser of each Fund.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES, RISKS AND INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques, which involve certain risks. The Prospectus discusses the Funds’ principal investment strategies, investment techniques and risks. Therefore, you should carefully review the Funds’ Prospectus. This SAI contains information about non-principal investment strategies the Funds may use, as well as further information about certain principal strategies that are discussed in the Prospectus. If any percentage restriction or requirement described below, except for the illiquid securities restriction, is satisfied at the time of investment, a later increase or decrease in such percentage that results from a relative change in value or from a change in a Fund’s total assets, will not constitute a violation of such restriction or requirement.

Stock Index Futures

The Funds may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume a Fund was 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date. A Fund could take a long position in stock index futures provided that the underlying value of securities represented by the futures did not exceed the amount of Fund cash.

Securities Lending

The Funds may lend their securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral on a current basis must equal or exceed the market value of the loaned securities, and the Funds must be able to terminate such loans upon notice at any time. As a general matter, securities on loan will not be recalled to facilitate proxy voting. However, the Funds can exercise their right to terminate a securities loan in order to preserve their right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Funds continue to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with each Fund’s investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially. If the borrowing broker failed to perform, the Funds might experience delays in recovering its assets (even though fully collateralized); the Funds would bear the risk of loss from any interim change in securities prices. However, the Funds will make loans of its securities only to those firms Bridgeway Capital Management, Inc. (the “Adviser”) deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Funds. Any gain or loss in the market value of a security during the loan period accrues to the Fund that loaned the security.

The Bank of New York, as securities lending agent to the Funds, lends available securities to eligible borrowers pursuant to the Securities Lending Agreement, as well as administers the Funds’ securities lending program. The dollar amounts of income and fees and compensation paid to The Bank of New York Mellon related to the Omni Small-Cap Value and the Omni Tax-Managed Small-Cap Value Funds’ participation in securities lending activities for the fiscal year ended June 30, 2017 were as follows:

Fund	Omni Small- Cap Value Fund	Omni Tax- Managed Small- Cap Value Fund
Gross income from securities lending activities (including income from cash collateral reinvestment)	$652,321	$869,665
Fees and/or compensation for securities lending activities and related services

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Fees paid to securities lending agent from a revenue split	($97,775)	($130,409)
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	—	—
Administrative fees not included in revenue split	—	—
Indemnification fee not included in revenue split	—	—
Rebates	—	—
Other fees not included in revenue split	—	—
Aggregate fees/compensation for securities lending activities	($97,775)	($130,409)
Net income from securities lending activities	$554,546	$739,256

Investment of Securities Lending Collateral

The cash collateral received from a borrower as a result of a Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics, including: bank obligations; commercial paper; repurchase agreements; and U.S. government securities. These types of investments are described elsewhere in the SAI. Collateral may also be invested in an unaffiliated money market mutual fund or institutional money market trust.

Other Registered Investment Companies

Each Fund may invest up to 10% of the value of its total assets in securities of other investment companies (except as otherwise indicated below under “Exchange-Traded Funds”). Each Fund may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Funds will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets. To the extent the Funds invest in other investment companies, the shareholders of the Funds would indirectly pay a portion of the operating costs of the investment companies. Notwithstanding the limitations described above, a Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act.

Exchange-Traded Funds

The Funds may purchase shares of exchange-traded funds (“ETFs”). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like stocks throughout the day, the Funds may invest in ETFs in order to place short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons. Under certain circumstances, the Funds may invest more than 10% of their net assets in certain ETFs, subject to their investment objectives, policies and strategies as described in the Prospectus.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e. one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade above or below their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and the Funds pay only customary brokerage fees to buy and sell ETF shares.

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Exchange-Traded Notes

A Fund may invest in Exchange-Traded Notes (“ETNs”). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If the Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. ETNs are also subject to counterparty risk and fixed income risk.

Liquidity Risk

Liquidity risk exists when a Fund, by itself or together with other accounts managed by the Adviser, holds a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Borrowing

Each Fund may obtain short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments; redemptions; failed trades; the clearance of purchases and sales of portfolio securities; and securities on loan. The Funds will be required to pay interest to the lending banks on amounts borrowed which may increase expenses and reduce their returns.

Redemption Risk

A Fund’s possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. The Adviser seeks to manage this risk in the following ways:

•	by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

•	by short term borrowing,

•	by limiting exposure to any one security, and

•	by maintaining some very liquid stocks.

Asset Segregation and Cover

Each of the Funds may engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others, borrowing, loans of portfolio securities, short sales, selling financial futures contracts and certain types of options transactions. The use of derivatives also may give rise to leverage. To help address the leverage, each Fund will segregate or “earmark” a certain amount of liquid assets or otherwise engage in certain transactions that seek to offset the exposure from these types of transactions.

U.S. Government Securities

The U.S. Government securities in which the Funds may invest include direct obligations of the U.S. Treasury, such as Treasury Bills, Notes, and Bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

Closed-End Funds

Each Fund may also invest up to 5% of its total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Funds will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices. Investments in closed-end funds are also subject to the limitations described above for investing in registered investment companies.

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Foreign Securities

Each Fund may invest up to 15% of its total assets in foreign securities. For purposes of such Fund’s investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S. The term “foreign securities” would also include American Depository Receipts (“ADRs”) issued by companies that meet the preceding criteria. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (8) foreign withholding taxes; (9) political, economic, and similar risks, including expropriation and nationalization; (10) different accounting, auditing, and financial standards; (11) price volatility; and (12) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

Illiquid Securities

Under current Securities and Exchange Commission (“SEC”) guidelines, each Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the SEC dated May 16, 2006, a Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Fund’s investment adviser, Bridgeway Capital Management, Inc. Generally a Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

Total Return Swaps

Each Fund may enter into total return swaps. This gives a Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser.

Limited Liability Companies

The Funds may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States. These securities are comparable to common or preferred stock.

Interests in Publicly Traded Limited Partnerships

The Funds may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be ‘publicly traded’ will be treated as ‘qualifying income’ under the Internal Revenue Code of 1986, as amended (“Internal Revenue Code”) only to the extent such income is attributable to items of income of the limited partnership that would be qualifying income if realized directly by the Fund (e.g., interest income). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of

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limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Commercial Paper

Commercial paper is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations. Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is of comparable quality.

Repurchase Agreements

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the SEC to be loans by the Fund. Repurchase agreements may be entered into with respect to securities of the type in which a Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement. The Fund’s Adviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

Real Estate Investment Trusts

The Funds will not invest in real estate directly. The Funds may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, such Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

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Operational and Technology Risk/Cyber Security Risk

Each Fund, its service providers, and other market participants depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect a Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes, and practices intended to mitigate these risks.

For example, each Fund, and its service providers, may be susceptible to operational and information security risks resulting from cyber incidents. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by a Fund’s adviser, and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While each Fund and its service providers have established business continuity plans in the event of, and systems designed to reduce the risks associated with, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified.

In addition, power or communications outages, acts of God, information technology equipment malfunctions, operational errors, and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may trigger a volume of transactions that overloads current information technology and communication systems and processes, impacting the ability to conduct a Fund’s operations.

Each Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. Each Fund and its shareholders could be negatively impacted as a result.

Statistical Approach

The Adviser uses a statistically driven approach to manage the Funds and resists overriding the stock selections with qualitative or subjective data. However, the Adviser may exclude stocks based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) is a target of Sudan divestiture; (ii) is principally engaged in the tobacco industry; or (iii) is substantially engaged in the production or trade of pornographic material. The number of such companies in the Adviser’s universe is currently significantly less than one half of one percent, and is thus seen by the Adviser as “de minimis”.

Temporary Defensive Position

In the event future economic or financial conditions adversely affect equity securities of the type described above, the Funds may take a temporary, defensive investment position and invest all or part of their assets in short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

Portfolio Turnover

The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less. A Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations. The Omni Small-Cap Value Fund’s portfolio turnover rate for the fiscal year ended June 30, 2016 was 24% and the portfolio turnover rate for the fiscal year ended June 30, 2017 was 23%. The Omni Tax-Managed Small-Cap Value Fund’s portfolio turnover rate for the fiscal year ended June 30, 2016 was 29% and the portfolio turnover rate for the fiscal year ended June 30, 2017 was 23%.

INVESTMENT POLICIES AND RESTRICTIONS

Each Fund has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies that cannot be changed without approval of a majority of its outstanding voting securities. As defined in the 1940 Act, this means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

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As indicated in the following list, each Fund may not:

1.	Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

2.	Make short sales of securities or maintain a short position if such sales or positions exceed 20% of the Fund’s total assets under management.

3.	Borrow money or issue senior securities, except as the 1940 Act, any rule thereunder, or SEC staff interpretation thereof, may permit.

4.	Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, the Funds may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

5.	Invest in options or futures on individual commodities.

6.	Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate.)

7.	Make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies and pursuant to cash borrowing and lending agreements between and among the Funds whose shareholders have authorized such agreements); however, the Fund may lend its securities to others on a fully collateralized basis as permitted by the SEC.

8.	Make investments for the purpose of exercising control or management.

9.	Act as an underwriter of securities of other issuers.

10.	Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry. For purposes of this calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.

11.	As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

Each Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

Each Fund may not:

12.	Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

13.	Invest in securities of any issuer if, to the knowledge of the Fund, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

14.	Purchase any warrants.

15.	Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

CLOSED FUND STATUS DEFINITIONS

The Adviser may recommend that the Funds be closed to new investments from time to time to better control asset flows and levels.

COMMODITY EXCHANGE ACT EXCLUSION

Bridgeway Funds has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) with respect to each Fund and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. To remain eligible for this exclusion, each of the Funds must comply with certain limitations, including limits on trading in commodity investments, and restrictions on the manner in which a Fund may market its commodity interests trading activities.

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MANAGEMENT OF BRIDGEWAY FUNDS

Directors and Officers

These are the Directors and Officers of the Corporation, their business address, and principal occupations during the past five years.

Independent Directors

Name, Address [1] and Age	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
Karen S. Gerstner Age 62	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., since 2004.	Ten	None

Miles Douglas Harper, III* Age 55	Director	Term: 1 Year Length: 1994 to Present.	Partner, Carr, Riggs & Ingram, LLC, since 2013; Partner, Gainer Donnelly, LLP, 1998 to 2013 upon merger with Carr, Riggs & Ingram, LLC.	Ten	Calvert Family of Funds (37 Portfolios)

Evan Harrel Age 56	Director	Term: 1 Year Length: 2006 to Present.	Self-employed as an independent consultant since 2012; Strategic Advisor, Small Steps Nurturing Center, 2012 to 2015; Executive Director, Small Steps Nurturing Center, 2004 to 2012.	Ten	None

*	Independent Chairman

“Interested” Director

Name, Address [1] and Age	Positions Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
John N. R. Montgomery [2] Age 62	Vice President and Director	Term: 1 Year Length: 1993 to Present.	Chairman, Bridgeway Capital Management, Inc., since 2010; President, Bridgeway Capital Management, Inc., 1993 to 2010 and June 2015 to March 2016; President, Bridgeway Funds, June 2015 to June 2016; Vice President, Bridgeway Funds, 2005 to May 2015 and since June 2016.	Ten	None

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Name, Address [1] and Age	Positions Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director
Officers

Richard P. Cancelmo Jr. Age 59	Vice President	Term: 1 Year Length: 2004 to Present.	Vice President, Bridgeway Funds, since 2004; Staff member, Bridgeway Capital Management, Inc., since 2000.		None
Linda G. Giuffré Age 56	Treasurer and Chief Compliance Officer	Term: 1 Year Length: 2004 to Present.	Chief Compliance Officer, Bridgeway Capital Management, Inc., since 2004; Staff member, Bridgeway Capital Management, Inc., since 2004.		None

Deborah L. Hanna Age 52	Secretary	Term: 1 Year Length: 2007 to Present.	Self-employed, accounting and related projects for various organizations, since 2001.		None

Sharon Lester Age 62	Vice President	Term: 1 Year Length: 2011 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010.		None

Tammira Philippe Age 43	President	Term: 1 Year Length: May 2016 to Present.	Staff member, Bridgeway Capital Management, Inc., since 2010 to March 2016; President, Bridgeway Capital Management, Inc., since March 2016.		None

[1]	The address of all of the Directors and Officers of Bridgeway Funds is 20 Greenway Plaza, Suite 450, Houston, Texas, 77046.
[2]	John Montgomery is chairman, director and majority shareholder of Bridgeway Capital Management, Inc., and therefore an interested person of the Funds.

Fund Leadership Structure

The overall oversight of the business and affairs of the Corporation is vested with its Board of Directors (the “Board”). However, the day-to-day management of the Funds’ operations is the responsibility of the Adviser. The Board approves all significant agreements between Bridgeway Funds and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of Bridgeway Funds are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

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The Board of Directors is composed of three Independent Directors and one Interested Director. Miles Harper, an Independent Director, is Chairman of the Board of Directors. The Board believes that having a super majority of Independent Directors is in the best interests of the Funds. Mr. Harper is the primary liaison between the Board and management and oversees the affairs of the Board. Mr. Harper participates in setting Board meeting agenda items and presides over the regular formal meetings of the Board of Directors. Separate meetings of the Independent Directors are held in advance of each regularly scheduled Board meeting where various matters, including those considered at such regular Board meeting are discussed. The Board has determined that this leadership structure provides both operational efficiencies and independent oversight to the Funds given its specific characteristics and circumstances.

The Board has an Audit Committee, which is comprised only of Independent Directors. The Audit Committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board and Chairman of the Audit Committee, Karen S. Gerstner and Evan Harrel (all Independent Directors). The purposes of the Audit Committee are to: (i) oversee the Corporation’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Corporation; (ii) oversee the Corporation’s financial statements and the independent audit thereof; (iii) oversee, or assist, as appropriate, in the oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits; (iv) evaluate the independence of the Corporation’s independent auditors and approve their selection; and (v) to report to the full Board of Directors on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Corporation’s shareholders. In addition, the Committee provides ongoing oversight of the Corporation’s independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2017.

The Board also has a Nominating and Corporate Governance Committee and such committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board, Karen S. Gerstner, who is the Chairperson of the Nominating and Corporate Governance Committee, and Evan Harrel (all Independent Directors.) The Committee’s responsibilities include, but are not limited to: (1) evaluating, from time to time, the appropriate size of the Board, and recommending any increase or decrease in the size of the Board; (2) recommending any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Corporation and the Board; (3) establishing processes for developing candidates for Independent Board members and for conducting searches with respect thereto; (4) coordinating the Board’s annual self-assessment; and (5) recommending and selecting to the Independent Board members (a) a slate of Independent Board members to be elected at shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Nominating and Corporate Governance Committee met once in fiscal year 2017.

The Nominating and Corporate Governance Committee shall also consider recommendations for Independent Director nominees submitted to it by shareholders (a “Qualifying Shareholder”) that (i) own of record, or beneficially through a financial intermediary, $10,000 or more of a Fund’s shares; (ii) has been a shareholder of $10,000 or more of a Fund’s shares for 12 months or more prior to submitting the recommendation to the Nominating and Corporate Governance Committee; and (iii) provides a written notice to the Nominating and Corporate Governance Committee containing the following information: (1) the name and address of the Qualifying Shareholder making the recommendation; (2) the number of shares of the Fund that are owned of record and beneficially by such Qualifying Shareholder, and the length of time that such shares have been so owned by the Qualifying Shareholder; (3) a description of all relationships, arrangements and understandings between such Qualifying Shareholder and any other person(s) (naming such person(s)) pursuant to which the recommendation is being made; (4) the name, age, date of birth, business address and residence address of the person(s) being recommended; (5) such other information regarding each person recommended by such Qualifying Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board; (6) whether the shareholder making the recommendation believes the person recommended would or would not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the 1940 Act; and (7) the written consent to serve as a Director of the Fund of each person recommended if so nominated and elected/appointed.

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Board Oversight of Corporation Risk

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Fund and the Corporation as a whole. As a result, the day-to-day management of the Funds’ operations, including risk management, is the responsibility of the Adviser, subject to oversight by the Board. For instance, the Adviser reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Funds. In addition, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Directors, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters. The CCO also communicates particularly significant compliance-related issues to the Board in between Board meetings. The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws. The CCO also regularly discusses the relevant risk issues affecting the Corporation and its Funds during private meetings with the Independent Directors, including concerning the Adviser, as applicable.

Experience of Directors

Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of the Corporation as of the date of this SAI and in light of the Corporation’s business and structure. The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations. It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Corporation’s Board of Directors. Further information about each Director is set forth in the table above describing the business activities of each Director during the past five years.

Mr. Harper has been a Director of the Corporation since 1994 and served as Chairman of the Board since 2004. He has also served as Chair of the Audit Committee of the Board since the Committee’s inception. In addition, Mr. Harper is a partner and CPA in the firm of Carr, Riggs & Ingram, LLC and has been, and currently serves as, an independent director of several funds in the Calvert Family of Mutual Funds. Those positions have provided Mr. Harper with a strong background in the areas of accounting, finance, control systems and the operations of a mutual fund complex.

Ms. Gerstner has been a Director of the Corporation since 1994. She has also served as Chair of the Nominating and Corporate Governance Committee of the Board since the Committee’s inception. Ms. Gerstner is a principal and founder of Karen S. Gerstner & Associates, P.C., a law firm specializing in estate planning and probate. Her service on the Board since 1994 and years as a practicing attorney have provided Ms. Gerstner with knowledge of the operations and business of the Corporation and its Funds and have called upon her to exercise leadership and analytical skills.

Mr. Harrel has been a Director of the Corporation since 2006. From 2004 to 2012, Mr. Harrel served as the Executive Director of Small Steps Nurturing Center, a non-profit organization. Prior to that, Mr. Harrel was a Senior Portfolio Manager at AIM Management, an investment adviser to many mutual funds. His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds. Moreover, his experience as a Portfolio Manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Mr. Montgomery has been a Director since the Corporation’s inception in 1993. He is the Chairman of the Adviser, which he founded in 1993. Mr. Montgomery is the Chief Investment Officer and Portfolio Manager for all of the Funds. His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds. Moreover, his experience as a Portfolio Manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

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Ownership of Fund Shares by Directors

Ownership of Shares of Bridgeway Funds1 as of December 31, 2016

Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2016	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2016
Karen Gerstner		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Blue Chip 35 Index	Over $100,000
Managed Volatility	Over $100,000
Miles Douglas Harper, III *		Over $100,000
Ultra-Small Company	Over $100,000
Managed Volatility	$1 - $10,000
Omni Small-Cap Value	$50,001 - $100,000
Evan Harrel		Over $100,000
Aggressive Investors 1	Over $100,000
Managed Volatility	Over $100,000
John N. R. Montgomery		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	Over $100,000
Small-Cap Momentum	$10,001 - $50,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2016	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2016
Managed Volatility	Over $100,000
Omni Small-Cap Value	$10,001 - $50,000
Omni Tax-Managed Small-Cap Value	$10,001 - $50,000
*	Independent Chairman
[1]	The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund are described in this prospectus and statement of additional information. Other Bridgeway Funds listed in the table above are described in a different prospectus and statement of additional information, both dated October 31, 2017.

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Compensation

Effective November 11, 2016, Bridgeway Funds pays an annual retainer of $15,000 and fees of $8,500 per Board meeting, Committee meeting or combination meeting, to each Independent Director, and the Independent Chairman receives an additional $5,000 annual retainer fee. Prior to that date, Bridgeway Funds paid fees of $7,500 per Board meeting, Committee meeting or combination meeting, to each Independent Director. The Chairperson of the Nominating and Corporate Governance Committee receives an additional $1,000 annual retainer fee. The retainer is paid quarterly (one quarter of retainer is paid each quarter). Independent Directors are reimbursed for any expenses incurred in attending meetings and conferences as well as expenses for subscriptions or printed materials. Compensation for the fiscal year ended June 30, 2017, was as follows:

Name of Director	Aggregate Compensation from Bridgeway Funds [1]	Pension or Retirement Benefits Accrued as Part of Bridgeway Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Kirbyjon Caldwell[2]	$56,500	$0	$0	$56,500
Karen Gerstner	$57,500	$0	$0	$57,500
Miles Douglas Harper, III	$61,500	$0	$0	$61,500
Evan Harrel	$56,500	$0	$0	$56,500
John N. R. Montgomery	$0	$0	$0	$0

[1]	The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.
[2]	Resigned from the Board of Directors, effective April 5, 2018.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, the Adviser has adopted a Code of Ethics that applies to the personal trading activities of its staff members. The Corporation also adopted the same Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics establishes standards for personal securities transactions by staff members covered under the Code of Ethics. The Code of Ethics seeks to ensure that securities transactions by staff members are consistent with the Adviser’s fiduciary duty to its clients and to ensure compliance with legal requirements and the Adviser’s standards of business conduct. Under the Code of Ethics, staff members have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. To help prevent conflicts of interest, all staff members must comply with the Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance (in certain circumstances) and monthly reporting of all personal securities transactions, except for certain exempt transactions and exempt securities. In addition, the Adviser has adopted policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any staff member.

Copies of the Code of Ethics are on file with and publicly available from the SEC.

In addition to the stringent Code of Ethics described above, putting investors’ long-term interests first is the cornerstone of the Adviser’s unique culture and core business values of integrity, performance, cost efficiency, and service. The Adviser seeks to build a collaborative organization committed to investment stewardship and positive impact in the community. In keeping with that, the Adviser is committed to donating at least 50% of its profits to non-profit organizations. Our organization stresses process, results, and values that matter, rather than titles and status. Staff members are paid commensurate with performance and market salary scales.

PROXY VOTING POLICIES

The Corporation’s Board of Directors has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Fund to the Adviser after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser. Please refer to Appendix A of this SAI for the Adviser’s Proxy Voting Policy.

The Corporation’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the SEC website at www.sec.gov.

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DISCLOSURE OF PORTFOLIO HOLDINGS

Bridgeway Funds’ Board of Directors has adopted, on behalf of the Corporation, a policy relating to the disclosure of portfolio holdings information. The policy relating to the disclosure of the Funds’ portfolio securities is designed to protect shareholder interests and allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Corporation that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.

Bridgeway Funds discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, Bridgeway Funds will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Bridgeway Funds currently makes its portfolio holdings publicly available on its website, http://www.bridgeway.com, or on the SEC’s website, http://www.sec.gov, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Disclosure
Complete Portfolio Holdings (including portfolio weights)	Quarterly	43 calendar days following the completion of each calendar quarter*

Top 10 Portfolio Holdings (including portfolio weights)	Quarterly	7 calendar days after the end of each calendar quarter*

*	Unless this day falls on a weekend or market holiday, in which case it will be the following business day.

If the Funds’ portfolio holdings information is made available on Bridgeway Funds’ website, the scope of such information may change from time to time without notice. The Funds’ Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

The Funds may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available for legitimate business purposes, provided that such disclosure is approved by the Chief Compliance Officer, to its third party service providers, which include The Bank of New York Mellon, the custodian, administrator and accounting agent; BNY Mellon Investment Servicing (US) Inc., the transfer agent; BBD, LLP, the Funds’ independent registered public accounting firm; Stradley Ronon Stevens & Young, LLP, legal counsel; and the Funds’ financial printer. The Funds currently have ongoing arrangements to disclose portfolio holdings information to Standard & Poor’s Inc., Thomson Reuters Lipper, Bloomberg L.P., The McGraw-Hill Companies, Inc., Merrill Corporation, Russell Investment Group, Morningstar, Inc., Institutional Shareholder Services, eVestment Alliance, LLC, FactSet Research Systems, Inc., Charles River Systems, Inc., Kurtosys Systems Limited and STP Investment Services, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).”

The Funds may provide information regarding the Funds’ portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Fund may only receive portfolio holdings information that has otherwise been publicly disclosed. Bridgeway Funds is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of the Fund’s entire portfolio will not be disclosed to members of the media under any circumstance (although individual holdings may be disclosed to the general public through the media).

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Exceptions to, or waivers of, the Funds’ policy on portfolio disclosures may only be made by the Funds’ Chief Compliance Officer and must be disclosed to the Funds’ Board of Directors at its next regularly scheduled quarterly meeting. Bridgeway Funds Disclosure Controls Committee is responsible for reviewing any potential conflict of interest between the interests of the Funds’ shareholders and a third-party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of the Fund in certain circumstances as described in its Prospectus under “Redeeming Shares.” All of the Fund’s shares are equal as to earnings, assets, and voting privileges. There is no conversion, pre-emptive or other subscription rights. Under the Corporation’s Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Corporation’s outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Corporation on liquidation. Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of the Corporation’s assets after all debts and expenses have been paid. Shares of the various series of the Corporation do not have cumulative voting rights for the election of Directors.

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.

To the extent any person directly or indirectly owns, controls and holds power to vote 25% or more of the outstanding shares of a Fund, they are deemed to have “control” over matters which are subject to a vote of that Fund’s shares.

Shareholders of record owning more than 5% of the outstanding shares of the each Fund as of September 30, 2017 are listed in the table below.

Name	Address	Omni Small-Cap Value Fund	Omni Tax- Managed Small-Cap Value Fund
Charles Schwab & Co. Inc.	Attn: Mutual Fund Ops 101 Montgomery St San Francisco, CA 94104-4175	59.32%	63.64%
National Financial Services LLC FBO Our Customers	499 Washington Blvd Attn: Mutual Funds Dept 4th Floor Jersey City, NJ 07310-2010	28.38%	23.62%
Ameritrade Inc. For the Exclusive Benefit of Our Customers	PO Box 2226 Omaha, NE 68103-2226	11.71%	11.62%

As of September 30, 2017, the Funds’ Directors and Officers (including, for this purpose, shares owned by the Adviser, which is majority owned and controlled by John Montgomery, a Director and Officer of the Funds) as a group beneficially owned less than 1% of the outstanding shares of each of the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management is a Texas corporation organized in July 1993 to act as investment adviser to all of the Bridgeway Funds and is controlled by John N. R. Montgomery. John is also a Director and Vice President of the Corporation and a Portfolio Manager on all of the Bridgeway Funds. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Appendix B contains the following information regarding the Portfolio Managers identified in the Funds’ Prospectus: (1) the dollar range of each person’s investments in each series of the Corporation; (2) a description of the person’s compensation structure; and (3) information regarding other accounts managed by such persons and potential conflicts of interest that might arise from the management of multiple accounts.

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Subject to the supervision of the Board of Directors, investment advisory, management, and certain administration services are provided by Bridgeway Capital Management to Bridgeway Funds pursuant to a Management Agreement most recently approved by the Board on May 11, 2017.

The Management Agreements are terminable by vote of the Board of Directors or by the holders of a majority of the outstanding voting securities of a Fund at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser also may terminate the agreement on 90 days’ written notice to a Fund. The Management Agreements terminate automatically upon assignment (as defined in the 1940 Act).

By agreement, the Adviser will waive management fees and/or pay Fund expenses, if necessary, to ensure expense ratios do not exceed the fiscal year ratio of 0.60% for each Fund (as a percentage of each Fund’s average daily net assets). The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure each Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year. Fees and expenses attributable to investments in other funds (i.e., “Acquired Fund Fees and Expenses”) are not included in the 0.60% expense limitation. The Corporation, on behalf of each Fund, agrees to repay the Adviser any waived fees or expenses assumed for the Fund in later periods; provided, however, that the repayment shall be payable only to the extent that it (1) can be made during the three years following the time at which the Adviser waived fees or assumed expenses for the Fund under this agreement, and (2) can be repaid without causing the total annual fund operating expenses of the Fund to exceed any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses, or the current expense limitation, if different.

Under the Management Agreements, the Adviser provides a continuous investment program for each Fund by placing orders to buy, sell, or hold particular securities. The Adviser also supervises all matters relating to the operation of each Fund, such as corporate officers, operations, office space, equipment, and services. For services provided under the Management Agreements, the Adviser receives an advisory fee. The Advisory Fee is payable monthly at an annual rate of 0.50% of the value of each Fund’s average daily net assets.

Dollar Amounts Paid to the Adviser

For the last three fiscal years ending June 30, 2017, the Adviser earned and waived the following investment advisory fees from the Omni Small-Cap Value Fund.

Portfolio by Fiscal Year	Advisory Fee Per Agreement	Expense Reimbursement	Waived Advisory Fees
Omni Small-Cap Value Fund
6/30/17	$3,268,550	$0	$ (716,803)
6/30/16	$2,457,732	$0	$ (561,512)
6/30/15	$2,192,412	$0	$ (480,284)

For the last three fiscal years ending June 30, 2017, the Adviser earned and waived the following investment advisory fees from the Omni Tax-Managed Small-Cap Value Fund.

Portfolio by Fiscal Year	Advisory Fee Per Agreement	Expense Reimbursement	Waived Advisory Fees
Omni Tax-Managed Small-Cap Value Fund
6/30/17	$2,984,976	$0	$ (674,880)
6/30/16	$2,199,296	$0	$ (547,245)
6/30/15	$2,101,135	$0	$ (479,218)

SERVICE AGREEMENTS

Administrative Services Agreement

The Adviser has entered into an Administrative Services Agreement with the Corporation pursuant to which the Adviser provides various administrative services to the Corporation including, but not limited to: (i) supervising and managing various aspects of the Corporation’s business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Corporation’s registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board of Directors; and (vii) providing certain recordkeeping services. For its services to the Corporation, the Adviser is paid an aggregate annual fee of $775,000 (the “Fee”). The Fee is payable in equal monthly installments and is charged to each series of the Corporation on a pro rata basis based on the average daily net assets of each series. The Administrative Services Agreement provides that it will continue in effect until terminated by either the Corporation or the Adviser on 60 days’ written notice.

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In the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties under the Administrative Services Agreement on the part of the Adviser, the Adviser is not subject to liability to the Corporation, any specific series of the Corporation or to any shareholder for any act or omission in the course of, or connected with, rendering services under the Administrative Services Agreement.

Other Service Providers

Fund Administration and Fund Accounting Services. Bridgeway Funds has entered into a Fund Administration and Accounting Agreement with The Bank of New York Mellon, 760 Moore Road, King of Prussia, Pennsylvania 19406, whereby The Bank of New York Mellon provides various administrative and accounting services to the Funds, including, but not limited to, daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Directors. For fund accounting and administration services, Bridgeway Funds pays to The Bank of New York Mellon administration fees with respect to each Fund, computed daily and paid monthly, at annual rates some of which are based on fixed rates per Fund and some of which are based on the average daily net assets of each Fund.

Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 acts as transfer agent for the Funds and receives fees for providing such services to the Funds.

Custodian. The Bank of New York Mellon, 225 Liberty Street, New York, New York 10286, is custodian of all securities and cash of the Funds. Under the terms of the Custody Agreement, The Bank of New York Mellon maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on securities held by the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any depreciation of assets. Bridgeway Funds has made arrangements with BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) to serve as custodian for Individual Retirement Accounts (“IRAs”).

Independent Registered Public Accounting Firm. The Corporation’s independent registered public accounting firm is responsible for auditing the financial statements of the Funds. The Board of Directors has selected BBD, LLP, 1835 Market Street, 26th Floor, Philadelphia, Pennsylvania 19103, as the independent registered public accounting firm to audit the Funds’ financial statements.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 1250 Connecticut Ave., N.W., Suite 500, Washington DC 20036, acts as legal counsel to the Corporation, the Funds and the Adviser.

DISTRIBUTION OF FUND SHARES

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as the principal underwriter) of the shares of the Funds and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority. The Distributor is not affiliated with the Funds, the Adviser, or any other service provider for the Funds.

Under a Distribution Agreement with the Funds, the Distributor acts as the agent of the Corporation in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Corporation.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Funds through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. Currently, there are no classes of Fund shares that pay a Rule 12b-1 fee. The Adviser pays the Distributor a fee for certain distribution-related services.

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The Distribution Agreement has an initial term of up to two years and continues in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of a Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Corporation on behalf of the Funds on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Funds or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Corporation and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or gross negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Rule 12b-1 Plan

On October 15, 1996, the Corporation’s shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each series’ average daily assets for sales and distribution of shares of each of the series comprising Bridgeway Funds, Inc. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Independent Directors.

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. Shareholders of Class N shares therefore pay no 12b-1 fees.

On October 1, 2003, the Corporation’s shareholders approved modification of the 12b-1 Plan to permit selected Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

The 12b-1 Plan was approved by the Corporation’s Board of Directors on February 12, 2010 with respect to the Omni Tax-Managed Small-Cap Value Fund, on May 13, 2011 with respect to the Omni Small-Cap Value Fund and by their respective sole initial shareholders prior to launch of each Fund.

Currently, none of the Bridgeway Funds has a class of shares where shareholders pay a 12b-1 fee.

12b-1 Fees

If there were any 12b-1 fees paid, they would pay for the following:

For reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Fund shareholders who purchase and redeem their shares through such banks or other institutions.

FUND TRANSACTIONS AND BROKERAGE

The Adviser determines which securities are bought and sold, the total amount of securities to be bought or sold, the broker or dealer (‘broker”) through which the securities are to be bought or sold, and the commission rates, if any, at which transactions are effected for the Funds. Subject to the investment objectives established for each Fund, the Adviser selects brokers on the basis of price and execution, consistent with its duty to seek “best execution.” In selecting a broker for a particular transaction, the Adviser considers the fees and expenses to be charged by the broker and the efficiency of the broker. Where multiple competing markets (or exchanges) exist for listed stocks, the Adviser makes sure that the security is executed on the best market (or exchange, or by the best market maker). In seeking best execution, the Adviser considers all factors it deems relevant, including, but not limited to: (1) quality of overall execution services provided by the broker; (2) promptness of execution; (3) promptness and accuracy of oral, hard copy or electronic reports of execution; (4) ease of use of the broker’s order entry system; (5) the market where the security trades; (6) any expertise the broker may have in executing trades for the particular type of security; (7) commission and other fees charged by the broker; (8) reliability of the broker; (9) size of the order; (10) whether the broker can maintain and commit adequate capital when necessary to complete trades; and (11) whether the broker can respond during volatile market periods.

The Adviser does not consider a broker’s sales of shares of the Funds when determining whether to select such broker to execute portfolio transactions for the Funds. The Adviser does not receive any compensation from brokers. The Adviser’s present policy is to (1) conduct essentially all of its own financial research and (2) not to participate in any soft dollar commission arrangements.

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For the three most recent fiscal years ended June 30, 2017, the Omni Small-Cap Value Fund and the Omni Tax-Managed Small-Cap Value Fund paid brokerage commissions as follows:

Fund	6/30/2017	6/30/2016	6/30/2015
Omni Small-Cap Value Fund	$196,883	$231,104	$181,948
Omni Tax-Managed Small-Cap Value Fund	$186,858	$220,308	$190,674

SECURITY SELECTION PROCESS

The equity securities in which the Funds invest consist of common stock, although they reserve the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of each Fund’s objective as determined by the Adviser.

It is expected that short-term money market securities would normally represent less than 10% of each Fund’s total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Funds may take a temporary, defensive investment position and invest all or part of their assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

ALLOCATION OF INVESTMENT DECISIONS AND TRADES TO CLIENTS

In addition to serving as the investment adviser for the various Bridgeway Funds, Bridgeway Capital Management serves as investment adviser for other clients such as institutions, registered investment companies, high net worth individuals, pension and profit sharing plans, corporations, trusts, estates, charitable/non-profit organizations and government entities.

The Adviser has adopted Portfolio Management Process and Trade Allocation and Aggregation Policies (“Portfolio Management and Trading Policies”) to reasonably ensure investment opportunities and trades are allocated fairly and equitably among clients (including the Funds) over time. In general, investment opportunities are made available to all clients that are eligible to participate and where such investment opportunities are deemed appropriate for the specific client. The following factors are considered when allocating investment opportunities: (i) each client’s investment objectives; (ii) investment model(s) results; (iii) trading strategy for the account; (iv) current account holdings; (v) each client’s available cash and/or cash needs; (vi) the availability of a block of shares from a broker-dealer; (vii) the client’s borrowing ability; and (viii) the client’s tax situation.

The Adviser may deviate from its standard trade allocation methodologies if, in the opinion of the Adviser, the methodology would result in unfair or inequitable treatment to some or all of its clients over time, or in response to specific overriding instructions from the client (provided the deviation is not harmful to other clients).

NET ASSET VALUE

The net asset value (“NAV”) of Fund shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”, currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. In rare and unforeseen situations that prevent the NYSE from being open during a regular trading day, each Fund may, but is not required to, calculate its NAV. In such a situation, whether or not a Fund calculates its NAV may depend on whether the exchanges on which Fund holdings trade are open. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the Exchange may close on days not included in that announcement.

The net asset value per share of each Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time.

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Securities for which market quotations are readily available are valued at the last sale price on the national exchange on which such securities are primarily traded. In the case of securities reported on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) system, the securities are valued based on the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their primary exchange, or NOCP, in the case of NASDAQ traded securities, the security will be valued as follows: bid prices for long positions and ask prices for short positions. Debt securities are valued on the basis of valuations furnished by a pricing vendor that utilizes both dealer-supplied valuations and electronic data processing techniques, which take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the administrator will obtain a price from a third independent source. If the third source price is the same as the price obtained from the primary or secondary pricing source, the price that has consistency between two of the sources will be used. Otherwise, the Adviser will be notified by the administrator and the Adviser will assign a fair value. The administrator will not re-price the Fund based on a later security closing price that may be reported, for example, in the next day’s newspaper or by notification by the Exchange.

In determining NAV, each Fund’s assets are valued primarily on the basis of market quotations as described above. In cases of trading halts or in other circumstances when quotations are not readily available or are deemed unreliable for a particular security, the fair value of the security will be determined based on procedures established by the Board of Directors. Specifically, if a market value is not available or is deemed unreliable for a security, the security will be valued at fair value as determined in good faith by or under the direction of the Board of Directors. The valuation assigned to a fair valued security for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

REDEMPTION IN-KIND

Each Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemption requests by any shareholders exceed such amounts, the Fund shall have the option of redeeming the excess in cash or in-kind, whereby a shareholder will receive securities, saving transaction costs relative to buying the securities on the open market. Redemption requests may be paid in-kind if payment of such requests in cash would be detrimental to the interests of the remaining shareholders of a Fund. By redeeming in-kind, the Fund will save the transaction costs associated with selling quickly, improve cash flow and potential interest and may improve tax efficiency. In addition, shareholders may request to redeem securities in-kind for redemption requests above or below $250,000 or 1% of net assets of a Fund during any 90 day period. Such redemption in-kind requests are subject to approval by the Fund’s Treasurer or her designee. If the redemption in-kind is denied, the redemption will be made in cash. Any redemption in-kind will be effected at approximately the shareholder’s proportionate share of the Fund’s current net assets, so the redemption will not result in the dilution of the interests of the remaining shareholders. Any shareholder request for a redemption in-kind, including a denial of a request, will be reported to the Funds’ Board, usually at the same meeting in which quarterly transactions are reviewed.

TAXATION

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

This “Taxation” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this Statement of Additional Information. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local and foreign tax provisions applicable to them.

Taxation of the Fund

The Fund has elected and intends to qualify, or, if newly organized, intends to elect and qualify, each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

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In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

(i) Distribution Requirement—the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

(ii) Income Requirement—the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

(iii) Asset Diversification Test—the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund’s tax year: (1) at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to such type of investment may adversely affect the Fund’s ability to satisfy these requirements. See, “Tax Treatment of Portfolio Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund’s income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each taxable year in an aggregate amount at least sufficient to satisfy the Distribution Requirement, the Fund reserves the right to use equalization accounting (in lieu of making cash dividends) to both eliminate federal income and excise tax as well as to satisfy the Distribution Requirement. If the IRS determines that the Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance. See, “Taxation of Fund Distributions – Distributions of capital gains” below. For non-U.S. investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased U.S. withholding taxes. See, “Non-U.S. Investors – Capital gain dividends” and “Interest-related dividends and short-term capital gain dividends” below.

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Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Rules similar to those that apply to capital loss carryovers of individuals apply to RICs. Thus, if the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions – Distributions of capital gains” below). A “qualified late year loss” includes:

(i) any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii) the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the highest corporate tax rate (currently 35%). If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% non-deductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year which is after the beginning of the Fund’s taxable year. Also, the Fund will defer any “specified gain” or “specified loss” which would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

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Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims.

Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions

The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “Qualified dividend income for individuals” and “Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions – Investments in U.S. REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

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Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 70% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers, and 20% for corporate taxpayers, on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. The corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders generally will be required to take the full amount of any dividend received from the Fund into account (without a dividends-received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares (except in a money market fund that maintains a stable net asset value), the Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

U.S. government securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

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Sales, Exchanges and Redemptions of Fund Shares

Sales, exchanges and redemptions (including redemptions in-kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Cost basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and which are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an IRA.

When required to report cost basis, the Fund will calculate it using the Fund’s default method of average cost, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund’s available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund’s default method for covered shares.

If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However, the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

Please refer to the Fund’s website at www.bridgeway.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Portfolio Transactions

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Additional Information on Portfolio Instruments, Strategies, Risks and Investment Policies” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

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In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed-income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount which accrues during such year. Therefore, a fund’s investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

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Certain of a fund’s investments in derivatives and foreign currency-denominated instruments, and the fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund’s ordinary income distributions to you, and may cause some or all of the fund’s previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see, “Tax Treatment of Portfolio Transactions – Investment in taxable mortgage pools (excess inclusion income)” and “Non-U.S. Investors – Investment in U.S. real property” below with respect to certain other tax aspects of investing in U.S. REITs.

Investment in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-U.S. REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. A fund’s pro rata share of any such taxes will reduce the fund’s return on its investment. A fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund – Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States, which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

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Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, IRAs, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders. Additionally, in the case of a fund with a strategy of investing in tax-exempt securities, any payments made “in lieu of” tax-exempt interest will be considered taxable income to the fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

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Investments in securities of uncertain tax character. A fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding

By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax. Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

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Income effectively connected with a U.S. trade or business. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-U.S. persons subject to U.S. tax on disposition of a U.S. real property interest (“USRPI”) as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including U.S. REITs, which may trigger FIRPTA gain to the Fund’s non-U.S. shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC’s assets consist of interests in U.S. REITs and other U.S. real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-U.S. shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-U.S. shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring the non-U.S. shareholder to file a nonresident U.S. income tax return.

In addition, even if the non-U.S. shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount.

U.S. tax certification rules. Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, if you are a non-U.S. shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or non-financial foreign entities (“NFFE”): (a) income dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the redemption of Fund shares. The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reporting information relating to them. The U.S. Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of U.S. Treasury regulations.

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An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a U.S. tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its U.S. accountholders and meet certain other specified requirements. The FFI will either report the specified information about the U.S. accounts to the IRS, or, to the government of the FFI’s country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the U.S. and the FFI’s country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the U.S. tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations, used in Bridgeway Funds’ printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:

P (1 + T) n = ERV

where “P” equals hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof).

Total return after taxes on distributions is computed according to the following formula:

P (1 + T) (n) = ATV (D)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distribution); “n” = number of years, and ATV (d) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.

Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P (1 + T) (n) = ATV (DR)

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Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distributions and redemption); “n” = number of years and ATV (dr) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

As of June 30, 2017

	1 Year	5 Year	10 Year or Since Inception (if less)
Omni Small-Cap Value Fund
Total Return Before Taxes on Distributions	24.83%	14.17	14.13%*
Total Return After Taxes on Distributions	24.57%	13.31	13.38%*
Total Return After Taxes on Distributions and Sale of Fund Shares	14.29%	11.28	11.36%*
Omni Tax-Managed Small-Cap Value Fund
Total Return Before Taxes on Distributions	24.83%	14.05%	10.83%**
Total Return After Taxes on Distributions	24.60%	13.49%	10.39%**
Total Return After Taxes on Distributions and Sale of Fund Shares	14.25%	11.22%	8.67%**

*	The Omni Small-Cap Value Fund’s inception was August 31, 2011.
**	The Omni Tax-Managed Small-Cap Value Fund’s inception was December 31, 2010.

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication. Average annual total return, or “T” in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Other Information

Bridgeway Funds’ performance data quoted in sales and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Broadridge Financial Solutions, Inc., or Morningstar, Inc. (“Morningstar”); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Thomson Reuters Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial World and Barron’s.

GENERAL INFORMATION

As of the date of this SAI, the Corporation is authorized to issue 1,915,000,000 shares of common stock, $.001 par value (the “Common Stock”). It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Corporation’s outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as the Board is comprised of less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. The Corporation has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of outstanding shares of the Corporation. The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of the Corporation’s outstanding shares. The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant’s communication to all other shareholders, at the applicant’s expense.

FINANCIAL STATEMENTS

A copy of each Fund’s annual report, including the report of BBD, LLP, the Funds’ independent registered public accounting firm, may be obtained without charge upon written request by writing the Funds, or by calling 800-661-3550.

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APPENDIX A – PROXY VOTING POLICY

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

As Amended September 19, 2016

I.	Overview

This proxy voting policy (the “policy”) is designed to provide reasonable assurance that proxies are voted in the clients’ best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. (“BCM”). BCM has engaged Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the ISS Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the ISS Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues.

BCM’s Investment Operations Team Leader is responsible for ensuring compliance with this policy. Questions regarding this policy should be directed to the Investment Operations Team Leader or the Chief Compliance Officer (“CCO”).

II.	Proxy Voting Guidelines

BCM has instructed ISS to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. If those requirements are met, ISS will vote in accordance with the SRI Guidelines. Likewise, BCM has instructed ISS to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where ISS will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients. In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the ISS U.S. Corporate Governance Policy (“Standard Guidelines”) and has instructed ISS to vote in accordance with the Standard Guidelines. BCM’s Investment Operations Team Leader maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but ISS has done research to address the issue, ISS will vote proxies in the best interest of BCM’s clients.

BCM has instructed ISS to vote as described above unless the following conditions apply:

1.	BCM’s Investment Management Team (“IMT”) has decided to override the ISS vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the ISS recommendation. Such decision will be documented by BCM and communicated to ISS; or

2.	ISS does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through IMT, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to ISS.

III.	Record Retention Requirements

ISS shall maintain the following proxy voting records:

A.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;
B.	Records of proxy votes cast on behalf of each client for a period of five years.

BCM shall maintain the following required proxy voting records:

A.	Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client if we vote against the ISS recommendation or policy,
B.	Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,
C.	Historical records of votes cast on behalf of each client, and
D.	Current and historical proxy voting policies and procedures.

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BCM will keep records in accordance with its Books and Records Policy.

IV.	Conflicts of Interest

A.	Overview

Unless BCM votes a proxy proposal as described under Section II. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on ISS to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.

However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the IMT member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy. The CCO in consultation with IMT will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.

Additionally, ISS monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to ISS’ conflicts of interest policies, procedures and practices. BCM will review updates from time to time to determine whether ISS conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

V.	Monitoring of ISS

BCM will periodically perform due diligence to assess ISS’ ability to adequately analyze proxy issues and manage its conflicts of interest. In order to make this assessment, BCM shall consider, among other things:

A.	ISS’s oversight structure and personnel performing services on behalf of BCM;
B.	Policies, procedures and related controls , including those that ensure vote recommendations are in accordance with ISS’s voting guidelines and are based on current and accurate information;
C.	Policies and procedures related to the identification, management and disclosure of conflicts of interest impacting services provided; and
D.	Changes in ISS’ business and specific conflicts of interest in order to reasonably determine whether ISS’ conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

VI.	Loaned Securities

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if IMT is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

VII.	Disclosure

A.	BCM will disclose in its Form ADV Part 2A that clients may contact BCM in order to obtain information on how BCM voted such client’s proxies, and to request a copy of this policy. If a client requests this information, Investment Operations, will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (1) the name of the issuer, (2) the proposal voted upon and (3) how BCM voted the client’s proxy.

B.	A concise summary of this Proxy Voting Policy will be included in the BCM’s Form ADV Part 2A, and will be updated whenever this policy is updated.

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APPENDIX B – PORTFOLIO MANAGERS

The following provides information regarding the Portfolio Managers identified in the Funds’ Prospectus: (1) the dollar range of their investments in each of the Bridgeway Funds; (2) a description of their compensation structure; and (3) information regarding other accounts managed by them and potential conflicts of interest that might arise from the management of multiple accounts.

INVESTMENTS IN THE FUNDS

(As of June 30, 2017)

The table below provides the dollar range of investments in each series of the Bridgeway Funds directly or indirectly owned by John Montgomery, Chief Investment Officer and Portfolio Manager for all of the Bridgeway Funds.

Fund	Investments Held Individually or Jointly with Spouse (1)	Bridgeway Capital Management’s Ownership of Fund Shares (2)	Total
Aggressive Investors 1 Fund[3]	Over $1,000,000	$100,001 - $500,000	Over $1,000,000
Ultra-Small Company Fund[3]	Over $1,000,000	$100,001 - $500,000	Over $1,000,000
Ultra-Small Company Market Fund[3]	$500,001 - $1,000,000	$100,001 - $500,000	$500,001 - $1,000,000
Small-Cap Momentum Fund[3]	$10,001 - $50,000	$500,001 - $1,000,000	$500,001 - $1,000,000
Small-Cap Growth Fund[3]	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
Small-Cap Value Fund[3]	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000
Blue Chip 35 Index Fund[3]	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000
Managed Volatility Fund[3]	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Omni Small-Cap Value Fund	$50,001 - $100,000	$100,001 - $500,000	$100,001 - $500,000
Omni Tax-Managed Small-Cap Value Fund	$10,001 - $50,000	$100,001 - $500,000	$100,001 - $500,000

1	This column reflects investments in a Fund’s shares owned directly by Mr. Montgomery or beneficially owned by Mr. Montgomery (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). Mr. Montgomery is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2	Mr. Montgomery controls the Adviser due to the level of his stock ownership in the Adviser and also has or shares investment control over the Adviser’s investments. As a result, under Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, he is deemed to beneficially own the investments made by the Adviser in shares of the Funds. This column reflects the Adviser’s total investments in shares of the Funds managed by Mr. Montgomery. Note, however, that Mr. Montgomery only owns approximately 68% of the outstanding shares of the Adviser.

3	The Aggressive Investors 1 Fund, Ultra-Small Company Fund, Ultra-Small Company Market Fund, Small-Cap Momentum Fund, Small-Cap Growth Fund, Small-Cap Value Fund, Blue Chip 35 Index Fund and Managed Volatility Fund are described in a different prospectus and statement of additional information.

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The table below provides the dollar range of investments in each Bridgeway Fund owned by Elena Khoziaeva and Michael Whipple, each of whom is a Portfolio Manager that has joint and primary responsibility for the day-to-day management of all of the Bridgeway Funds. The table provides the dollar range of investments in Omni Tax-Managed Small-Cap Value Fund, Omni Small-Cap Value Fund, Small-Cap Momentum Fund, Blue Chip 35 Index Fund and Ultra-Small Company Market Fund owned by Christine L. Wang, another Portfolio Manager for those Funds. The Omni Small-Cap Value Fund and Omni Tax-Managed Small-Cap Value Fund are described in this prospectus and statement of additional information. Other Bridgeway Funds listed in the table below are described in a different prospectus and statement of additional information.

Fund and Name of Portfolio Manager	Dollar Range of Investments in Each Fund (1) (2)
AGGRESSIVE INVESTORS 1 FUND
Elena Khoziaeva	$100,001 - $500,000
Michael Whipple	$50,001 - $100,000
ULTRA-SMALL COMPANY FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$50,001 - $100,000
ULTRA-SMALL COMPANY MARKET FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$1 - $10,000
Christine L. Wang	$10,001 - $50,000
SMALL-CAP MOMENTUM FUND
Elena Khoziaeva	None
Michael Whipple	None
Christine L. Wang	$10,001 - $50,000
SMALL-CAP GROWTH FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$1 - $10,000
SMALL-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$1 - $10,000
BLUE CHIP 35 INDEX FUND
Elena Khoziaeva	$10,001 - $50,000
Michael Whipple	$50,001 - $100,000
Christine L. Wang	$1 - $10,000
MANAGED VOLATILITY FUND
Elena Khoziaeva	$10,001 - $50,000
Michael Whipple	$10,001 - $50,000
OMNI TAX-MANAGED SMALL-CAP VALUE FUND
Elena Khoziaeva	$10,001 - $50,000
Michael Whipple	None
Christine L. Wang	$1 - $10,000
OMNI SMALL-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Michael Whipple	$10,001 - $50,000
Christine L. Wang	$10,001 - $50,000

1	This column reflects investments in a Fund’s shares owned directly by the Portfolio Manager, or beneficially owned by the Portfolio Manager (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). A Portfolio Manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2	Ms. Khoziaeva, Mr. Whipple and Ms. Wang participate in ownership of the Adviser due to their participation in the Adviser’s Employee Stock Ownership Program (“ESOP”). As a result, each of them indirectly owns a portion of the investments made by the Adviser in shares of the Bridgeway Funds. As of December 31, 2016, the Adviser owned shares of the ten Bridgeway Funds. These indirect amounts are not reflected in the table above.

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DESCRIPTION OF COMPENSATION STRUCTURE

The objective of the Adviser’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The Portfolio Managers, including John Montgomery, Elena Khoziaeva, Michael Whipple and Christine L. Wang, participate in a compensation program that includes a base salary that is fixed annually, bonus and long-term compensation. Each Portfolio Manager’s base salary is a function of review of market salary data for their respective role and an assessment of individual execution of responsibilities related to goals, integrity, team work, and leadership. Profit sharing bonuses are driven by company performance versus publicly traded peers and/or company profit goals, and an assessment of individual execution of responsibilities. The Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed accounts have performance based fees relative to stock market benchmarks, c) operating costs of the Adviser and d) because the Adviser is an “S” Corporation, the amount of distributions to be made by the Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Adviser’s income that is taxed to its shareholders under subchapter S of the Internal Revenue Code.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Adviser’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, certain Bridgeway Funds (but not the Funds) have performance-based management fees that are a function of trailing five-year before-tax performance of each Fund relative to its specific market benchmark. Should each such Fund’s performance exceed the benchmark, the Adviser may make more total management fees and increase its profitability. On the other hand, should each such Fund’s performance lag the benchmark, the Adviser may experience a decrease in profitability.

Finally, all Portfolio Managers participate in long-term compensation programs including a 401(k) Plan and ownership programs in the Adviser. Portfolio Managers (as well as all of the Adviser’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of the Adviser or both. The value of this ownership is a function of the profitability and growth of the Adviser. The Adviser is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Adviser. However, by policy of the Adviser, John Montgomery may only receive distributions from the Adviser in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Historically, the Adviser has voluntarily disclosed the annual compensation of John Montgomery, Chief Investment Officer and Portfolio Manager for all of the Bridgeway Funds. Annual compensation for each of the three calendar years ended December 31, 2016 includes a salary and bonus, plus a 401(k) contribution. John Montgomery’s cash compensation component was $636,844, $707,038 and $846,694 for 2014, 2015 and 2016, respectively. The 401(k) contribution for John Montgomery was $0 in 2014, and $13,250 in 2015 and 2016. These figures are based on the Adviser’s audited financial records and individual W-2 forms.

As an “S” Corporation, Bridgeway Capital Management, Inc.’s federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management, Inc. distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

OTHER MANAGED ACCOUNTS

(As of June 30, 2017)

The Portfolio Managers use statistical investment models which are used in connection with the management of certain Bridgeway Funds as well as other mutual funds for which the Adviser acts as sub-adviser and other separate accounts managed for organizations and individuals. The following chart reflects information regarding other accounts (excluding the Bridgeway Fund(s)) for which each Portfolio Manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

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Christine L. Wang manages 1 registered investment company account with $34,680,513 in assets, which does not have a performance fee. She also manages 2 other accounts with $5,112,704 in assets, which do not have performance fees. The information in the chart below relates to John Montgomery, Elena Khoziaeva and Michael Whipple.

	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	7	$4,883,518,842	—	—
Other Pooled Investment Vehicles	1	$116,573,187	—	—
Other Accounts	25	$665,675,873	10	$50,041,658

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a Portfolio Manager who manages multiple funds and/or other accounts:

•	The management of multiple funds and/or other accounts may result in a Portfolio Manager devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Adviser believes this problem may be significantly mitigated by Bridgeway’s use of statistical models.

•	If a Portfolio Manager identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Adviser has developed guidelines to address the priority order in allocating investment opportunities.

•	At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•	With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The Adviser may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. The Adviser seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•	With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•	The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a Portfolio Manager has day-to-day management responsibilities.

The Adviser and the Funds have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

BWY-OMNISAI-17

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